                                                                   Exhibit 10.1

                                                                  EXECUTION COPY

                                 LOAN AGREEMENT

          LOAN AGREEMENT, dated as of January 10, 2005, among EMPIRE RESORTS,
INC., a Delaware corporation ("BORROWER"), the GUARANTORS (as defined herein), the lenders listed on the signature page hereof (each a "BANK" and collectively, the "BANKS") and BANK OF SCOTLAND, as agent for the Banks (in such capacity, the
"AGENT").

                              W I T N E S S E T H :
                               - - - - - - - - - -

          WHEREAS, the Borrower has requested that the Banks make available to it a $10,000,000 senior secured revolving credit facility as provided for herein;

          WHEREAS, on and subject to the terms hereof, the Banks are willing to make available to the Borrower the $10,000,000 senior secured revolving credit facility provided for herein;

          NOW, THEREFORE, it is agreed as follows:

          Section 1. DEFINITIONS. (a) Terms used in this Agreement which are defined in Annex I hereto shall have the meanings specified in such Annex I
(unless otherwise defined herein) and shall include in the singular number the plural and in the plural number the singular.

          (b) Unless otherwise specified, each reference in this Agreement or in any other Loan Document to a Loan Document shall mean such Loan Document as the same may from time to time be amended, restated, supplemented or otherwise modified.

          (c) All references to Sections in this Agreement or in Annex I hereto shall be deemed references to Sections in this Agreement unless otherwise specified.

          Section 2. THE LOAN FACILITIES.

          2.1 THE LOANS. (a) Subject to the terms and conditions set forth herein, each Bank severally agrees at any time and from time to time during the
Commitment Period to make loans to the Borrower (each a "LOAN" and collectively, the "LOANS") up to its Loan Commitment, PROVIDED THAT in no event shall the aggregate principal amount of Loans outstanding at any time exceed the Total
Loan Commitment then in effect. During the Commitment Period, the Borrower may utilize the Loan Commitments by borrowing, prepaying the Loans in whole or in part without premium or penalty except as otherwise expressly provided in
Section 2.7, and reborrowing, all in accordance with the terms and conditions hereof. Loans may be in an amount equal to the Total Loan Commitment or any lesser sum that is at least in a minimum amount of $500,000 and in integral multiples of $100,000. Loans shall be made from each Bank PRO RATA on the basis of the Loan Commitment of such Bank. The Borrower shall immediately prepay the
Loans to the extent that the aggregate outstanding principal amount thereof on any day shall exceed the Total Loan Commitment in effect on such day; PROVIDED
THAT if the Total Loan Commitment is terminated in full, then the Borrower shall immediately prepay in full the aggregate outstanding principal amount of all
Loans.

          (b) Provided that no Default shall be continuing, the Borrower may convert all or any part (in minimum amounts of $500,000 and in integral multiples of $100,000) of any outstanding Loan into a Loan of any other type provided for in this Agreement in the same principal amount, on any Business Day
(which, in the case of a conversion of a Eurodollar Loan, shall be the last day of the applicable Interest Period). The Borrower shall give the Agent prior notice of each such conversion (which notice shall be effective upon receipt) in accordance with SECTION 2.2.

          2.2 NOTICE OF BORROWING. (a) Whenever the Borrower desires to utilize the Loan Commitments hereunder, continue for a new Interest Period a Eurodollar
Loan on the last day of an Interest Period, or convert an outstanding Loan into a Loan of another type provided for in this Agreement, the Borrower shall give prior telephonic notice or notice via electronic mail to the Agent (confirmed, if delivered by telephone, on the same day by telecopier or by electronic mail
(a "NOTICE OF BORROWING")) on or before the date which is (i) one (1) Business
Day before the day on which the requested Loan is to be made or converted to a
Base Rate Loan, and (ii) three (3) Business Days before the day on which the requested Loan is to be made or continued as or converted to a Eurodollar Loan.
Each such notice shall specify (A) the effective date and amount of each Loan to be made, continued or converted, subject to the limitations set forth in Section
2.1, (B) the applicable interest rate option, (C) the duration of the applicable
Interest Period, if any (subject to the provisions set forth in the definition of the term "Interest Period" and Section 3.3) and (D) if applicable, whether the Loan is an Interest Advance or an LOC Cash Collateral Advance. Without the
consent of the Agent, Borrower shall not be entitled to make borrowings under the Loan Commitments more than once in any day. The aggregate outstanding amount of Interest Advances at any one time shall not exceed $800,000, and aggregate outstanding amount of LOC Cash Collateral Advances issuable hereunder shall not exceed $2,500,000.

          (b) The Agent shall promptly notify (in writing (including electronic mail) or by telephone, confirmed as soon as possible thereafter in writing
(including electronic mail)) each of the Banks of the date of each proposed borrowing, the applicable interest rate option, and the amount of the Loan such
Bank is being requested to make. Each Bank will make the amount of its Loan available to the Agent, at the Closing Office, before 1:00 p.m., Closing Office
Time, on the date specified in the notice for the proposed borrowing in same day funds. Such proceeds shall be made available to the Borrower (subject to Section
2.2(d)) by the Agent, in the same type of funds received by the Agent, at the
Closing Office against delivery to the Agent for the account of each Bank of such instruments, documents and papers as are provided for herein. The Agent shall deliver the instruments, documents and papers received by it for the account of each Bank to such Bank or upon its order.

          (c) Unless the Agent shall have received notice from a Bank prior to
11:00 a.m., Closing Office Time, on the date of any borrowing that such Bank will not make available to the Agent such Bank's ratable portion of such borrowing, the Agent may (but shall not be required to) assume that such Bank has made such portion available to the Agent on the date of such borrowing in accordance with subsection (b) of this Section 2.2 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent such Bank shall not have so made such ratable portion available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount

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together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at the rate from time to time prevailing on the applicable Note; PROVIDED that to the extent such interest is paid by a Bank, interest shall be at the rate specified in Section 11.10 hereof. If such Bank shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Bank's Loan as part of such borrowing for purposes of this Agreement.

          (d) The failure of any Bank to make the Loan to be made by it as part of any borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Loan on the date of such borrowing. No Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any borrowing. Should any Bank fail to make the
Loan to be made by it as part of any borrowing (a "DEFAULT AMOUNT"), the
Borrower shall be entitled to request that each other Bank, and if the Borrower shall make such request each other Bank shall, provide the Agent, for the benefit of the Borrower, an amount equal to the lesser of (x) its unused Loan
Commitment and (y) that portion of the Default Amount equal to the product of
(i) the Default Amount and (ii) a fraction, the numerator of which is such
Bank's Loan Commitment and the denominator of which is the Total Commitment
Amount less the delinquent Bank's Loan Commitment. Any Bank that fails to make the Loan to be made by it as part of any borrowing agrees to repay that portion of the Default Amount provided by any Bank forthwith on demand together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to such Bank, at the rate from time to time prevailing on the applicable Note.

          2.3 THE NOTES. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans of each Bank shall be evidenced by a Note payable to the order of such Bank.

          (b) The Note of each Bank shall: (1) be dated the Closing Date; (2) be in an original principal amount equal to such Bank's Loan Commitment; (3) be payable in full (subject to mandatory prepayment as herein provided) on the
Maturity Date; (4) bear interest as provided in Section 3; and (5) be entitled to the benefits of this Agreement. The Notes shall be, and hereby are, secured by the Collateral and Security Documents.

          (c) The principal amount of all Loans of each Bank outstanding from time to time, and interest accrued thereon, shall be recorded on the records of such Bank and, prior to any transfer of, or any action to collect, its Note, the unpaid principal amount of the Loans evidenced thereby shall be endorsed on the reverse side of such Note, together with the date of such endorsement and the date to which the interest has been paid; any failure to make such endorsement and provide such other information, however, shall not affect Borrower's obligations under its Note.

          2.4 RESERVE ACCOUNT; MANDATORY REPAYMENTS AND PREPAYMENTS OF LOANS.
(a) The Borrower, for the benefit of the Banks, shall establish and maintain with the Agent, until such time that the Obligations have been paid in full and the Loan Commitments have been terminated, a bank account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Banks (the "RESERVE ACCOUNT"). The Agent shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in

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all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Agent for the benefit of the Banks. The Borrower hereby grants the Agent, for the benefit of the lenders, a security interest in all of its right, title and interest to the Reserve Account and all amounts on deposit therein and all proceeds of the foregoing. On the first Business Day (the
"RESERVE ACCOUNT TERMINATION DATE") after repayment in full of the Obligations and termination of the Loan Commitments, the Agent shall withdraw all amounts in the Reserve Account and pay them to the Borrower.

          (b) On the Closing Date the Borrower shall pay $400,000 to the Agent for deposit in the Reserve Account. The amounts on deposit in the Reserve
Account shall be invested in investments selected by the Agent, in its sole discretion. Amounts earned on any such investments shall be deposited in the
Reserve Account and applied in accordance with the provisions of this Section
2.4.

          (c) If any Obligation shall not be paid when due, the Agent shall be entitled to withdraw from the Reserve Account an amount equal to the lesser of the amount on deposit in the Reserve Account and the outstanding amount of such
Obligation and apply such amount to such Obligation, PROVIDED that the Borrower, the Banks and the Agent intend that the Borrower shall use Interest Advances, to the extent available pursuant to the terms hereof, to pay accrued and unpaid interest on the Loans when such interest is due and the Borrower lacks other funds to make such payment, PROVIDED, FURTHER, that the Borrower, the Banks and the Agent intend that the Borrower shall use LOC Cash Collateral Advances, to the extent available pursuant to the terms hereof, to make a deposit into a cash collateral account to serve as security for the reimbursement of any letter of credit posted by the Borrower in connection with the acquisition of up to 2,500 acres of land by the Cayuga Indian Nation of New York in accordance with Article
IV, Section A(2)(b) of that certain Agreement of Settlement and Compromise, dated as of November 16, 2004. between the Cayuga Indian Nation of New York and the State of New York (the "AGREEMENT OF SETTLEMENT"), if such land is intended and qualifies to be designated as "Cayuga Treaty Land" (as such term is defined in the Agreement of Settlement).

          (d) The Borrower shall repay the Loans on the Maturity Date.

          (e) If, by June 30, 2006, the Consolidated Debt Service Coverage Ratio
as of June 30, 2006 with respect to Monticello Raceway Management shall not be greater than 1.5 to 1, then such amount of the unpaid principal amount of the
Loans which, if repaid, would cause the Consolidated Debt Service Coverage Ratio with respect to Monticello Raceway Management to be greater than 1.5 to 1 shall be immediately due and payable on June 30, 2006, PROVIDED that if the
Consolidated Debt Service Coverage Ratio with respect to Monticello Raceway
Management would be less than 1.5 to 1 even if the entire unpaid principal amount of all the Loans were repaid, then the entire unpaid principal amount of all the Loans and of all of the other unpaid Obligations shall become and be absolutely and unconditionally due and payable in full on June 30, 2006.

          (f) Promptly after each Transfer of any asset permitted to be
Transferred under Section 8.8 or otherwise Transferred by any member of the
Empire Group (except any Transfer of the Trust Land to the United States in
trust for the Cayuga Nation of New York, which shall not cause any obligation by the Borrower hereunder), the Borrower shall (subject, however, to the provisions

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of Section 8.8) pay to the Agent an amount equal to the lesser of (x) said Net
Proceeds and (y) the sum of the outstanding principal amount of the Loans, the accrued and unpaid interest thereon and any amounts due in connection with the repayment thereof and the Agent shall apply such amount to the prepayment of the
Loans, the accrued and unpaid interest thereon and any amounts due in connection with the repayment thereof (an "ASSET SALE MANDATORY PREPAYMENT"). The Total
Loan Commitment shall be reduced by the amount of such Asset Sale Mandatory
Prepayment. Notwithstanding the foregoing, the Borrower shall not be subject to the Asset Sale Mandatory Prepayment until the Empire Group receives aggregate
Net Proceeds from the Transfer of assets equal to or in excess of $2.5 million
(at which time, any previously unpaid Net Proceeds from prior asset Transfers, and not just the amount in excess of $2.5 million, shall be applied as required pursuant to the second preceding sentence). Upon the completion of each Asset
Sale Mandatory Prepayment, the aggregate Net Proceeds for future asset Transfers will be reset at zero.

          (g) Promptly (and in any event within five days) after each issuance of any debt (subordinated or otherwise) after the Closing Date by any Loan
Party, other than Permitted Subordinated Debt (the issuance of which shall not be subject to this Section 2.4(g)), to a Person not a Loan Party, the Borrower
shall pay an amount equal to the lesser of (x) said Net Proceeds and (y) the sum of the outstanding principal amount of the Loans, the accrued and unpaid interest thereon and any amounts due in connection with the repayment thereof and the Agent shall apply such amount to the prepayment of the Loans, the accrued and unpaid interest thereon and any amounts due in connection with the repayment thereof, it being acknowledged by the Guarantors and the Borrower that no such debt issuance shall be permitted hereunder unless expressly permitted by the terms hereof or the Required Banks consent in writing thereto. The Total
Loan Commitment shall be reduced by the amount of such Net Proceeds.

          (h) All prepayments received by the Agent pursuant to this Section 2.4 shall be distributed by the Agent in accordance with the provisions of Section
5.3.

          2.5 VOLUNTARY REPAYMENT OF LOANS. The Borrower shall have the right, at any time and from time to time, upon at least three Business Days' prior written notice to the Agent (which notice the Agent shall promptly transmit to the Banks in writing (including electronic mail) or by telephone, confirmed as soon as possible thereafter in writing (including electronic mail)) to prepay the Loans, in whole, or in part in amounts equal to $100,000 (and, if greater, in integral multiples of $100,000), and without premium or penalty except as otherwise expressly provided in Section 2.7. Subject to the terms and conditions of this Agreement, amounts prepaid under this Section 2.5 may be reborrowed.

          2.6 REDUCTION OF LOAN COMMITMENTS. The Borrower shall have the right at any time and from time to time upon at least 3 Business Days' prior written notice to the Agent (which notice the Agent shall promptly transmit to the Banks in writing (including electronic mail) or by telephone, confirmed as soon as possible thereafter in writing (including electronic mail)) to reduce permanently in amounts equal to $1,000,000 (and if greater, in integral multiples thereof) or terminate the unutilized (after giving effect to all pending requests for Loans) Total Loan Commitment. Any reduction pursuant to this Section 2.6 shall apply proportionately to the Loan Commitment of each
Bank. Any reduction or termination of a Loan Commitment pursuant to this Section

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          2.6 shall be accompanied by the payment in full of any Loan Commitment commission then accrued hereunder.

          2.7 TERMINATION FEE. The Borrower agrees that it shall pay to the
Agent for the benefit of the Banks a fee in the amount of $250,000 if it shall repay the Loans in full and terminate the Loan Commitments on or prior to the first anniversary of the Closing Date.

          Section 3. INTEREST.

          3.1 RATE OF INTEREST. The Borrower agrees to pay interest on the unpaid principal amount of each Loan from time to time outstanding from the date the proceeds thereof are made available to the Borrower until maturity (whether by acceleration or otherwise) at a rate per annum equal to (i) with respect to
Eurodollar Loans, 4.0% in excess of LIBOR for the Interest Period then in effect, and (ii) with respect to Base Rate Loans, 2% in excess of the Base Rate, such rate to change as and when the Base Rate shall change.

          3.2 INTEREST PAYMENT DATES. Interest on each Base Rate Loan shall be payable on the last day of each calendar month, commencing January 31, 2005, upon any prepayment in full of such Loan (to the extent accrued on the amount prepaid) and when such Base Rate Loan is due (whether at maturity, by reason of acceleration or otherwise). Interest for each Eurodollar Loan shall be payable for each Interest Period applicable thereto on the last day thereof, upon any prepayment in full of such Loan (to the extent accrued on the amount prepaid)
and when such Eurodollar Loan is due (whether at maturity, by reason of acceleration or otherwise), and, if any such Interest Period has a duration of more than three (3) months, on the last day of each successive period of three
(3) months during such Interest Period.

          3.3 DURATION OF INTEREST PERIODS.

          (a) Subject to the provisions set forth in the definition of the term
"Interest Period", the duration of each Interest Period applicable to any
Eurodollar Loan shall be as specified in the applicable Notice of Borrowing. The
Borrower shall have the option to elect a subsequent Interest Period to be applicable to such Eurodollar Loan by giving notice of such election to the
Agent received no later than 10:00 a.m. Closing Office Time (i) on the date one
(1) Business Day before the end of the then applicable Interest Period if such
Loan is to be converted to a Base Rate Loan, and (ii) three (3) Business Days before the end of the then applicable Interest Period if such Loan is to be continued as a Eurodollar Loan.

          (b) If the Agent does not receive a Notice of Borrowing within the applicable time limits specified in PARAGRAPH (a) above, or if, when such notice must be given, a Default exists, the Borrower shall be deemed to have elected to convert such Loan into a Base Rate Loan on the last day of the then current
Interest Period.

          (c) Notwithstanding the foregoing, the Borrower may not select an
Interest Period that would end, but for the provisions of the definition of the term "Interest Period", after the Maturity Date.

          (d) At no time may the total number of Interest Periods applicable to outstanding Loans exceed five (5).

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          3.4 OVERDUE PAYMENT OF PRINCIPAL AND INTEREST. Overdue principal of, and overdue interest in respect of, each Loan shall bear interest (after as well as before judgment) for each day, payable on demand, at a rate per annum (the
"PAST-DUE RATE") equal to the higher of (x) 2% per annum in excess of the interest rate otherwise applicable to the Loan on such day and (y) 2% in excess of the Base Rate.

          3.5 COMPENSATION. The Borrower agrees to indemnify each Bank and to hold each Bank harmless from and against any actual loss, cost or expense that such Bank may sustain or incur as a consequence of (a) any payment of principal of or interest on any Eurodollar Loan other than on the last day of any Interest
Period applicable thereto, including any such loss, cost or expense arising from interest or fees payable by such Bank to lenders of funds obtained by such Bank in order to maintain its Eurodollar Loans, or (b) any default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Notice of Borrowing relating thereto, or (c) the making of any payment of a Eurodollar Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest
Period with respect thereto, including interest payable by such Bank to lenders of funds obtained by such Bank in order to maintain any such Loan. Each Bank shall provide the Borrower with a written statement of the amount of such loss, cost or expense setting forth in reasonable detail such Bank's calculation thereof.

          3.6 CHANGED CIRCUMSTANCES. (a) In the event that the Agent at any time determines in good faith that:

          (I) adequate and fair means do not exist for ascertaining applicable
LIBOR

          (II) the making of a Eurodollar Loan or the continuation of or conversion of any Loan to a Eurodollar Loan has been made impracticable or unlawful by (A) the occurrence of a contingency that materially and adversely affects the interbank Eurodollar market, or (B) compliance by any Bank in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or

          (III) LIBOR no longer represents the effective cost to any Bank for
U.S. dollar deposits in the London interbank market;

then, and in any such event, the Agent shall forthwith notify the Borrower and the obligation of the Banks to allow selection by the Borrower of Eurodollar
Loans shall be suspended subsequent to the delivery of such notice. If, at the time the Agent so notifies the Borrower, the Borrower has previously given the
Agent a Notice of Borrowing with respect to one or more Eurodollar Loans but such Loans have not yet been made, continued or converted, such notification shall be deemed to be void and the Borrower may borrow Base Rate Loans by giving a substitute Notice of Borrowing pursuant to Section 2.2 hereof.

          Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) or, if permitted by applicable law or regulation, the last day of the Interest Period(s) applicable to the

                                      -7-

affected Eurodollar Loan(s), all outstanding Eurodollar Loans shall be converted to Base Rate Loans without further action by any party hereto.

          (b) In case the adoption of or any change in any law, regulation, treaty or official directive or in the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law) after the date hereof,

          (I) subjects any Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder or under any of the other
Loan Documents by the Borrower or otherwise with respect to the transactions contemplated hereby or by any of the other Loan Documents (except for taxes on the overall net income of such Bank imposed by the United States of America or any political subdivision thereof), or

          (II) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or other similar requirements against assets held by, or deposits in or for the account of, or loans by, any Bank (other than such requirements as are already included in the determination of LIBOR), or

          (III) imposes upon any Bank any other condition with respect to its or the Borrower's performance under this Agreement or any of the other Loan
Documents,

and the result of any of the foregoing is to increase the cost to such Bank, reduce the income receivable by such Bank or impose any expense upon the Bank with respect to any of the Loans, such Bank shall promptly notify the Borrower and the Agent thereof. The Borrower agrees to pay to such Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by such Bank to the Borrower of a written statement of the amount and setting forth in reasonable detail the Bank's calculation thereof.

          3.7 CAPITAL REQUIREMENTS. If at any time after the date hereof any
Bank shall determine that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b)
compliance by such Bank or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such
Bank's or such holding company's capital as a consequence of such Bank's Loan
Commitment hereunder to a level below that which such Bank or such holding company could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Bank to be material, then such
Bank shall notify the Borrower and the Agent thereof. The Borrower agrees to pay to such Bank the amount of such reduction in return on capital as and when such reduction is determined, upon presentation by such Bank of a written statement

                                      -8-

of the amount and setting forth such Bank's calculation thereof. In determining such amount, a Bank may use any reasonable averaging and attribution methods.

          Section 4. COMMITMENT COMMISSION, ETC.

          4.1 COMMITMENT COMMISSION. The Borrower agrees to pay to the Agent, for the account of each Bank, a commitment commission with respect to its Loan
Commitment for the period commencing on the first day after the Closing Date, to and including the date on which the Total Loan Commitment has been permanently terminated in full, computed at a rate per annum equal to 2% on the average daily unutilized portion of the Loan Commitment of such Bank during the period for which payment is made. Such commitment commission shall be payable monthly in arrears on the last Business Day of each month, commencing January 31, 2005, and on the date upon which the Loan Commitments shall be permanently terminated.

          4.2 AGENCY FEE. The Borrower agrees to pay to the Agent, for the account of the Agent, an annual agency fee in the amount of $50,000 per annum.
Such agency fee shall be payable in advance in on the Closing Date and each anniversary thereof, provided that if the Obligations shall be paid in full on or prior to the second anniversary of the Closing Date, and the Loan Commitments shall be permanently terminated, no such agency fee shall be due on the second anniversary of the Closing Date.

          4.3 CURRENT ARRANGEMENT FEE. Borrower agrees to pay to the Agent a non-refundable fee (the "CURRENT ARRANGEMENT FEE") of $250,000. Said fee shall be payable in full on the Closing Date.

          Section 5. PAYMENTS, ETC.

          5.1 PAYMENTS ON NON-BUSINESS DAYS; CALCULATIONS. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest shall be payable at the applicable rate during such extension. Interest (including interest on Loans), commitment commissions and other fees, hereunder and under the other Loan Documents, shall be calculated on the basis of a 360 day year and the actual number of days elapsed. If for any reason a Loan is repaid on the same day on which it is made, one day's interest (subject to the other provisions of this Agreement) shall be paid on that Loan. The Borrower hereby authorizes and directs the Agent and each
Bank to charge any account (including, without limitation, the Reserve Account)
of the Borrower maintained at any office of the Agent or such Bank with the amount of any principal, interest or fee when the same becomes due and payable under the terms hereof or of the Notes; PROVIDED, however, that neither the
Agent nor any Bank shall be under any obligation to charge any such account.

          5.2 NET PAYMENTS; APPLICATION. (a) All payments hereunder and under the other Loan Documents (including, without limitation, prepayments pursuant to
Section 2) shall be made by the relevant Loan Parties to the Agent in freely transferable U.S. dollars and in same day funds at the Closing Office by 2:00
p.m. on the date when due without setoff or counterclaim and in such amounts as may be necessary in order that the amount of all such payments actually received by the party entitled thereto (after (i) withholding for or on account of any present or future taxes, levies, imposts, duties or other similar charges of

                                      -9-

whatsoever nature imposed on the amounts described above by any Government
Authority, other than any tax (other than such taxes referred to in clause (ii)
below) imposed on a Bank's net income pursuant to the income tax laws of the jurisdiction where such Bank's principal or lending office or offices are located (collectively, the "TAXES"), and (ii) deduction of an amount equal to any taxes on or measured by the net income payable to such Bank with respect to the amount by which the payments required to be made by this Section 5.2 exceed the amount otherwise specified to be paid under this Agreement and the Notes)
shall not be less than the amounts otherwise specified to be paid under this
Agreement and the Notes. With respect to each such deduction or withholding, the relevant Loan Party shall promptly (and in no event later than 30 days thereafter) furnish to the Agent such certificates, receipts and other documents as may be required to establish any tax credit, exemption or reduction in rate to which any Bank or holder of a Note may be entitled. Each Bank, other than a
Bank organized and existing under the laws of the United States of America or any political subdivision thereof, agrees to furnish the Borrower, as soon as practicable after any written request of the Borrower to such effect, any executed form reasonably requested by the Borrower such as Internal Revenue
Service Form W-8ECI or W-8BEN, and any other applicable form as to such Bank's entitlement, if any, to exemption from, or a reduced rate of, or its subjection to, United States withholding tax on amounts payable to it hereunder or under the Notes and each such Bank undertakes to use its best efforts promptly to notify the Borrower of any material change in any information, statement or form so furnished to the Borrower; PROVIDED, HOWEVER, that any failure on the part of any Bank to furnish any such information, statements or forms shall in no way affect the obligations of the Borrower or the rights of any Bank under the terms of this Agreement or of the Notes. Notwithstanding the foregoing, in the event any Bank fails to furnish any such information, statements or forms, the relevant Loan Party shall only pay to such Bank such amounts under this
Agreement and the Notes as are due without those additions described in clauses
(i) and (ii) above that would not have been required had such information, statements or forms been provided in a timely fashion. As promptly as practicable after any Bank becomes aware of the existence or occurrence of an event giving rise to the imposition of United States withholding tax upon amounts payable to it hereunder or under the Notes, such Bank shall use its reasonable efforts to transfer its relevant Loan Commitment or Loans to another office of such Bank with a view to avoiding or mitigating the consequences of such tax but only if such transfer is not disadvantageous to such Bank. If any
Bank determines that it is unable to effect such transfer on or before the thirtieth day after the date such Bank becomes aware of the existence or occurrence of an event giving rise to the imposition of United States withholding tax, such Bank shall promptly give notice of such determination to the Borrower. Notwithstanding anything to the contrary contained herein, if the
Borrower receives notice of such determination from such Bank, the Borrower may, by notice to such Bank, prepay the Loans in full without any termination fee
(but with all interest accrued to the date of prepayment on the Loans and all other amounts then payable to such Bank hereunder) on the tenth Business Day after the date the Borrower provides the Bank with such notice. On or before the tenth day after receipt of any such notice of intention, such Bank may, by notice to the Borrower, irrevocably elect to receive payments hereunder reduced by the amount of such withholding. If such an election is so made, the relevant
Loan Party (i) shall cease to be under any further obligation to pay any such additional amount in respect of such withholding and (ii) shall cease to be entitled so to prepay the Loans by virtue of being required to make such withholding. Any Bank which is or becomes subject to such withholding tax agrees

                                      -10-

to use its reasonable efforts to provide the Borrower with an affidavit, within
30 days after such Bank files its tax return, setting forth the amount of any tax credit it received with respect thereto.

          No Loan Party shall be required to pay any increased amounts under this Section 5.2 with respect to any Taxes to the extent that any obligation to withhold, deduct or pay amounts with respect to the Taxes existed on the Closing
Date (and, in such case, the Loan Party may deduct and withhold such Taxes from payments).

          (b) Unless otherwise specifically provided herein, all payments under or pursuant to, or in satisfaction of, any of the Borrower's obligations under this Agreement or under the Notes (including any received in connection with the foreclosure upon or other realization on any Collateral) will be applied in the following order of priority: (i) to any commitment commission or fees then due and payable pursuant to Section 4.1 of this Agreement; (ii) to any interest on the Notes (unless otherwise specified by Borrower, PRO RATA according to the aggregate amount of interest then due and payable on the Notes) then due and payable; (iii) to any principal amount then due under the Notes pursuant to
Section 2.4; (iv) to reduce the unpaid principal amount of the Loans; and (v) to any amounts not otherwise listed in this Section 5.2(b) then due and payable under this Agreement, the Notes or the Security Documents.

          5.3 DISTRIBUTION BY AGENT. All payments received by the Agent on account of principal and interest under this Agreement or the Notes or with respect to commitment commission shall be promptly distributed by the Agent to the Banks (in the type of funds received by the Agent) as follows: (a) if in respect of principal, then on a PRO RATA basis to each of the Banks; (b) if in respect of interest paid on the Notes pursuant to Section 3, then on a pro RATA basis to each of the Banks; (c) if in respect of commitment commission pursuant to Section 4.1(a), to each Bank in the proportion that the Loan Commitment of such Bank bears to the Total Loan Commitment; and (d) if in respect of a payment under Section 3.5, 3.6, 3.7 or 5.2(a) hereof, to each Bank in accordance with its entitlement thereto.

          Section 6. CONDITIONS PRECEDENT TO EFFECTIVENESS.

          The Banks shall not be obligated to make the Loans requested to be made on the date hereof and this Agreement shall not be effective unless the following conditions have been satisfied or waived:

          6.1 DEFAULT, ETC. On the Closing Date (and after giving effect to the making of the Loans to be made on such date), there shall exist no Default or
Event of Default and all representations and warranties made by the Loan Parties herein or in the other Loan Documents or otherwise made by the Loan Parties in writing in connection herewith or therewith shall be true and correct in all material respects with the same effect as though such representations and warranties have been made at and as of such time except to the extent such representations and warranties were made only as of a specific date.

          6.2 NOTES. The Agent shall have received the Notes in the form attached hereto as Exhibit A duly executed and completed by the Borrower.

                                      -11-

          6.3 SUPPORTING DOCUMENTS OF THE LOAN PARTIES. There shall have been delivered to the Agent (with sufficient copies for each of the Banks) such information and copies of documents, approvals (if any) and records (certified where appropriate) of corporate and legal proceedings as the Agent or any Bank may have reasonably requested relating to the Loan Parties' entering into and performance of this Agreement and the other agreements and documents related thereto to which each is a party. Such documents shall, in any event, include:

          (a) Certified copies, to the extent obtainable, of the Charter
Documents of each Loan Party;

          (b) certificates of authorized officers of each Loan Party, certifying the corporate and limited liability company resolutions of each such entity relating to the entering into and performance of the Loan Documents executed and delivered on the Closing Date to which such entity is a party, and the transactions contemplated thereby; and

          (c) certificates of authorized officers of each Loan Party, with respect to the incumbency and specimen signatures of its officers or representatives authorized to execute such documents and any other documents and papers, and to take any other action, in connection therewith.

          6.4 SECURITY DOCUMENTS. There shall have been delivered to the Agent
(with sufficient copies for each of the Banks):

          (a) The Security Agreement executed by the related Loan Parties and
(i) copies of proper financing statements (Form UCC-1), each in appropriate form for filing, naming each Loan Party as the debtor, and the Agent as the secured party, and other similar instruments or documents, to be filed under the UCC in the applicable jurisdictions; (ii) executed copies of proper financing statements (Form UCC-3) necessary to release all (if any) Liens of any other
Persons in the Collateral previously granted by the Borrower, except for any
Liens that constitute Permitted Liens or that are otherwise expressly permitted by this Agreement; and (iii) copies of such search reports, dated a date reasonably near (but prior to) the Closing Date, as shall have been previously requested by special counsel for the Agent, listing effective financing statements which name the Loan Parties as debtor and which are filed in jurisdictions (specified by special counsel for the Bank) in which certain of the filings are to be made pursuant to CLAUSE (I).

          (b) The Pledge Agreement executed by the related Loan Parties and (i)
evidence that all of the securities owned by the Loan Parties constituting
Collateral and represented by certificates, including, without limitation, all equity interests in each of the Subsidiaries of the Borrower, have been delivered to the collateral agent party to the pledge agreement executed pursuant to the terms of the Indenture to be held in pledge pursuant to the terms of such pledge agreement and the Intercreditor Agreement (accompanied by undated stock or other powers duly executed in blank); and (ii) evidence of the registration of the Agent's security interests in any uncertificated securities constituting Collateral on the books maintained by or on behalf of the issuer thereof or the depository therefor.

          (c) A schedule of all Real Property of the Loan Parties certified by the CFO and CEO of the Borrower.

                                      -12-

          (d) First mortgages or deeds of trust, in form and substance satisfactory to the Agent, executed by the related Loan Party, and covering the interests in Real Property listed on Schedule 6.4(c); together with evidence that counterparts of each Mortgage have been recorded (or, with the Agent's consent, delivered to the title company for recording) in all appropriate places; and a mortgagee's policy of title insurance acceptable to the Agent.

          6.5 LEGAL OPINIONS. The Agent shall have received a legal opinion (in sufficient counterparts for each of the Banks), in the form of Exhibit D, addressed to the Banks and dated the Closing Date, of counsel to the Loan
Parties.

          6.6 APPROVALS AND CONSENTS. All orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Government Authority, or any other Person, required to authorize or required in connection with the execution, delivery and performance of this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby by any Loan Party shall have been obtained (and, if so requested, furnished to the Agent, with sufficient copies for the Banks).

          6.7 CHANGE IN LAW; NO OPPOSITION. (a) On the Closing Date, no change shall have occurred in applicable law, or in applicable regulations thereunder or in interpretations thereof by any Government Authority which would make it illegal for such Bank to make the Loan required to be made on such date.

          (b) Except as may have been disclosed in the SEC Documents or the
Offering Circular, no suit, action or proceeding shall be pending or threatened before or by any Government Authority seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement or seeking relief which could have a Material Adverse Effect.

          6.8 ALL PROCEEDINGS TO BE SATISFACTORY. All corporate, limited liability company, partnership and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement and the other documents referred to herein shall be satisfactory in form and substance to the
Agent, and the Agent shall have received information and copies of all documents which the Agent may reasonably have requested in connection herewith and therewith, such documents where appropriate to be certified by proper corporate officials or governmental authorities. Without limiting the foregoing, the Agent shall have received all satisfactory information deemed necessary or desirable by the Agent with respect to the Borrower and the Loan Parties in order for the
Agent to comply fully with their obligations under law, including without limitation, under the Uniting and Strengthening America by Providing Appropriate
Tools Required to Intercept and Obstruct Terrorism Act of 2001, also known as the USA PATRIOT Act, as amended from time to time (including all regulations promulgated thereunder).

          6.9 ADVERSE CHANGE. (a) There shall have been no Material Adverse
Change with respect to the Loan Parties taken as a whole, or any member thereof, since the date of the latest audited Financial Statements of the Borrower delivered to the Agent prior to the Closing Date.

                                      -13-

          (b) Neither the Agent nor any Loan Party shall have become aware of any previously undisclosed information with respect to the business, properties, operations, prospects or condition (financial or otherwise) of any Loan Party which could reasonably have a Material Adverse Effect.

          6.10 FEES AND EXPENSES. The Borrower shall have paid to the Agent the annual agency fee due on the Closing Date pursuant to Section 4.2 and the
Current Arrangement Fee due on the Closing Date pursuant to Section 4.3. The legal fees and expenses (through the Closing Date) of the Agent's New York counsel and (if any) local or special counsel, such fees not to exceed an aggregate of $60,000 so long as the Closing Date occurs on or before January 11,
2005, in connection with the transactions contemplated by this Agreement shall
(to the extent demand for payment thereof shall have been made) have been paid in full. Notwithstanding the foregoing, the Borrower may pay the fees and expenses due of it on the Closing Date as set forth in Sections 4.2, 4.3 and
6.10 (together, the "Closing Date Payables") by the delivery to the Agent on the
Closing Date of a Notice of Borrowing for a Loan, or Loans, in the aggregate principal amount of at least the Closing Date Payables, together with an instruction letter to the Agent, authorizing the Agent to deduct the Closing
Date Payables from such Loan or Loans and disbursing such funds as provided in this Agreement.

          6.11 PROPERTY LIST. The Agent shall have received a list complying with the requirements of Section 7.1(i) and dated the Closing Date.

          6.12 INTERCREDITOR AGREEMENT. The Loan Parties and The Bank of New
York, as Collateral Agent for the holders of the Borrower's 5-1/2% Convertible
Senior Notes Due 2014, shall have executed and delivered the Intercreditor
Agreement.

          6.13 APPRAISAL. The Agent shall have received an appraisal, satisfactory in form and substance to the Agent, of the value of the Monticello
Land, and the ratios of (x) the maximum Obligations to the appraised value of the Monticello Land and (y) the maximum Indebtedness for Borrower Money of the
Empire Group (excluding the Borrower's 5-1/2% Convertible Senior Notes Due 2014)
to the appraised value of the Monticello Land shall be less than 30%.

          6.14 INSURANCE. The Agent shall have received certificates of insurance from the insurance brokers of the Borrower, dated as of a date reasonably near the Closing Date, identifying insurers, types of insurance, insurance limits and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of this Agreement, and including endorsements noting that the Agent has been named as additional insured or (as the case may be) loss payee on such insurance and providing that the Agent shall receive at least 30 days' prior written notice of the cancellation of any such insurance.

          6.15 DILIGENCE. The period provided for in the Concord Agreement for the parties thereto to conduct due diligence reviews shall have terminated and no party shall notified any other party of any adverse finding.

          6.16 ENVIRONMENTAL ASSESSMENT. The Agent shall have received a Phase I environmental site assessment or assessments of the Properties prepared in conformance with the scope and limitations of ASTM Standard Designation E1527-93

                                      -14-

and approved by Agent. Any recommended action shall have been completed by the
Loan Parties.

          6.17 EVIDENCE OF RIGHT TO OCCUPANCY OF PROPERTIES. The Agent shall have received a copy of the permanent certificate of occupancy issued by each applicable Governmental Authority, evidencing the right of the applicable members of the Empire Group to use and hold open for the use and occupancy of the public of the Gaming/Racing Facilities.

          6.18 GAMING/RACING PERMITS. The applicable members of the Empire Group shall have all Gaming/Racing Permits material to or required for the conduct of its gaming businesses at the Gaming/Racing Facilities and such Gaming/Racing
Permits shall not then be suspended, enjoined or prohibited (for any length of time) by any Gaming/Racing Authority or any other Governmental Authority. The
Agent shall have received copies of those Gaming/Racing Permits issued by each applicable Gaming/Racing Authority evidencing the right of the applicable members of the Empire Group to offer pari-mutuel wagering on live horseracing and simulcast horseracing and to operate video gaming machines at Monticello
Raceway.

All documents, agreements, certificates, financial statements, legal opinions, analyses, reports and other papers required to be delivered by this Section 6 shall be delivered (with sufficient copies for each Bank) to the Agent at its
Closing Office or as the Agent may otherwise direct.

          Section 6A. CONDITIONS PRECEDENT TO SUBSEQUENT LOANS

          The Banks shall not be obligated to make any Loan after the Closing
Date unless, at the time of the making of such Loan (except as hereinafter indicated) the following conditions (unless waived in writing by the Required
Banks) have been satisfied:

          6A.1 CERTAIN CONDITIONS. At the time of the making of such Loan, and immediately after giving effect thereto, (a) all deficiencies, if any, with respect to conditions precedent to any prior Loan shall have been corrected, (b)
all of the conditions specified in Sections 6.1, 6.6, 6.7, 6.9 and 6.18 shall be satisfied in full (with any reference in any of such Sections to the Closing
Date to be deemed a reference to the date of the Loan then requested to be made), (c) each executed Loan Document previously delivered pursuant to Section
6 (or pursuant to Section 7.18, to the extent so executed) and previously delivered shall be in full force and effect (unless it may have expired in accordance with its terms) and no party thereto shall have failed to perform in any material respect any of its obligations thereunder, (d) no issuer thereof shall have rescinded or qualified any of the delivered statements, certificates, letters, reports or opinions referred to in Sections 6 and 7.18, and (e) no issuer of any legal opinion issued in connection with any Loan Document or the making of any Loan shall have rescinded or qualified any such legal opinion, and
(f) there shall have been no Material Adverse Change since the Closing Date in respect of the Loan Parties, individually or collectively as a group.

          6A.2 REPRESENTATIONS AND WARRANTIES. The making of each Loan subsequent to the Closing Date shall constitute a representation and warranty by the Borrower and each other Loan Party to the Agent that, at the time of said subsequent Loan (and after giving effect thereto and to the use of proceeds of such Loan), (a) all representations and warranties contained herein or in the

                                      -15-

other Loan Documents or otherwise made by any Loan Party in connection herewith or therewith are true and correct in all material respects with the same effect as though such representations and warranties were being made at and as of such time except to the extent such representations and warranties were made only as of a specific date, (b) no Default or Event of Default exists and (c) the conditions specified in Section 6A.1 are satisfied at such time.

          6A.3. NON-INTEREST ADVANCES. After giving effect to the making of such
Loan, (a) the aggregate outstanding principal amount of LOC Cash Collateral
Advances shall not exceed $2,500,000, (b) the aggregate outstanding principal amount of Interest Advances shall not exceed $800,000, and (c) the aggregate outstanding principal amount of Loans other than Interest Advances and LOC Cash
Collateral Advances shall not exceed $6,700,000.

          6A.4. MORTGAGE; MORTGAGE RECORDING TAX. If after giving effect to the making of such Loan, the gross aggregate principal amount of all Loans advanced under this Agreement, whether or not any of such Loans have been repaid, would exceed $10,000,000, then (a) the Mortgage shall have been amended to the reasonable satisfaction of the Agent so that it secures such Loan, and such amendment shall provide that at no time shall the principal amount secured under the Note and Mortgage exceed $10,000,000; (b) such amendment to the Mortgage shall have been appropriately recorded and such additional mortgage recording tax shall have been paid by the Borrower as to make the Mortgage as amended enforceable with respect to such Loan and (c) the mortgagee shall have received an endorsement to its policy of title insurance reasonably satisfactory to the
Agent with respect to such amendment to the Mortgage.

          Section 7. AFFIRMATIVE COVENANTS.

          The Loan Parties party hereto severally covenant and agree hereby that, so long as this Agreement is in effect and until the Loan Commitments are terminated and all of the Notes, together with interest, commitment commission and all other obligations incurred hereunder, are paid in full, such Loan
Parties will perform, and will cause each of their respective Subsidiaries to perform, the obligations set forth in this Section 7.

          7.1 FINANCIAL STATEMENTS. Borrower will furnish to the Agent (with sufficient copies for each Bank):

               (a) As soon as practicable and in any event within the earlier of
          (x) five days after Borrower receives same or (y) one hundred twenty
          (120) days after the close of each Fiscal Year of the Borrower, as at the end of and for the Fiscal Year just closed, as the case may be, a consolidated balance sheet of the Borrower and its consolidated
          Subsidiaries, and a consolidated statement of income and changes in retained earnings and a cash flow statement of the Borrower and its consolidated Subsidiaries for such Fiscal Year, setting forth the corresponding figures of the previous annual audit (to the extent available) in comparative form, all in reasonable detail and certified by the Auditors, such statements to be accompanied by a certificate, in form and substance satisfactory to the Agent and the Required
          Banks, setting forth the certification of the CEO and the CFO with respect to calculations showing compliance with each of Sections
          2.4(e) and 8.12;

                                      -16-

               (b) Promptly upon receipt thereof, copies of all detailed
          financial reports and management letters, if any, submitted to the
          Borrower by the Auditors, in connection with each annual or interim audit of its books by such Auditors;

               (c) As soon as practicable and in any event within 45 days after the close of each Fiscal Quarter, an unaudited consolidated statement of income and changes in retained earnings, consolidating balance sheet and statement of cash flow of the Borrower and its consolidated
          Subsidiaries for such Fiscal Quarter, in each case for such Fiscal
          Quarter and for the year-to-date, all in reasonable detail and certified by the CFO and CEO of the Borrower subject to year-end audit and adjustments and setting forth in comparative consolidated form the corresponding figures for the same Fiscal Quarter and year-to-date period of the prior Fiscal Year, such statements to be accompanied by a certificate, in form and substance satisfactory to the Agent and the
          Required Banks, setting forth the certification of the CEO and the CFO with respect to calculations showing compliance with each of Sections
          2.4(e) and 8.12;

               (d) As soon as practicable and in any event within 60 days after the end of each Fiscal Year, a report in form and substance satisfactory to the Agent as to the following items or matters relating to the Loan Parties: environmental matters, gaming matters and permits, both with respect to the Fiscal Year just ended and the current Fiscal Year, with such other information with respect thereto as the Agent or any Bank shall request;

               (e) As soon as practicable and in any event within 30 days after the close of each calendar month, an unaudited consolidated statement of income and changes in retained earnings, consolidating balance sheet and statement of cash flow and a statement as to Consolidated
          EBITDA of the Borrower, in each case for such month and for the year-to-date, all in reasonable detail and certified by the CFO and
          CEO of the Borrower subject to year-end audit and adjustments and setting forth in comparative consolidated form the corresponding figures for the same month and year-to-date period of the current
          Fiscal Year's budget delivered pursuant to Section 7.1(j) together with a comparison of each of the items referred to therein to budget
          (original and latest revised) and together with such operational statistics as may be requested by the Agent;

               (f) As soon as possible and in any event (A) within 30 days after any Guarantor, the Borrower or any of their respective ERISA
          Affiliates knows that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Pension Plan has occurred or is expected to occur and (B) within 10 days after any
          Guarantor, the Borrower or any of their respective ERISA Affiliates knows that any other Termination Event with respect to any Pension
          Plan has occurred or is expected to occur, a statement of the CFO of the Borrower describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto;

                                      -17-

               (g) Promptly and in any event within five Business Days after receipt thereof by any Guarantor, the Borrower or any of their respective ERISA Affiliates from the PBGC, copies of each notice received by any Guarantor, the Borrower or any such ERISA Affiliate of the PBGC's intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, any notice of noncompliance issued by the PBGC with respect to a proposed standard termination of a Pension Plan, and any notice issued by the PBGC with respect to a proposed distress termination of a Pension Plan;

               (h) Promptly and in any event within 30 days after the filing thereof with the IRS, copies of each annual report (Form 5500 Series)
          with respect to each Pension Plan;

               (i) So long as there is no continuing Default, as soon as
          practicable and in any event within 45 days after request by the Agent therefor, and during the continuance of any Default, as soon as possible and in any event within three days of the Agent's request therefor, lists with such specificity (including location, book value and, to the extent possible, the estimated market values) and categorization as the Agent may reasonably request, of:

                    (I) all Real Property, including fixtures;

                    (II) all vehicles (such term to include, for this purpose, airplanes and trains) of the Borrower and its consolidated
               Subsidiaries; PROVIDED that the Borrower need not report any such vehicles until the fair market value of all vehicles owned or leased by the Borrower exceeds $250,000 at which time it shall submit a list of all such vehicles for the first such report;
               PROVIDED further that the Borrower shall report the fair market value of all vehicles owned or leased by the Borrower if such fair market value is less than $250,000;

                    (III) any contract or the like by a Loan Party with a
               Governmental Authority where the consent of that entity (or another procedure because the contracting party is a Government
               Authority) is required before a perfected security interest in receivables generated thereby can be granted to the Banks;

                    (IV) any life insurance policy where a Loan Party is a
               beneficiary;

                    (V) tangible chattel paper and electronic chattel paper (in each case as defined in the UCC) of any Loan Party;

                    (VI) any right of any Loan Party represented by a judgment
               (other than a judgment taken on a right to payment which was collateral);

                    (VII) any certificated or uncertificated securities,
               certificates of deposit or other investment property (in each case, as defined in the UCC) of any Loan Party, in each case other than those held by the Agent in its capacity as such;

                                      -18-

                    (VIII) any Commercial Tort Claim (as defined in the UCC) in which the aggregate amount sought by a Loan Party is equal to or more than $500,000;

                    (IX) any promissory notes held by any Loan Party;

                    (X) any patents held by any Loan Party;

                    (XI) any copyrights, trademarks or trade names that are
               material to a Loan Party's business or operations;

                    (XII) any letters of credit (as defined in the UCC),
               commodity accounts or letter-of-credit rights of any Loan Party;

                    (XIII) such other types of property as the Agent may from
               time to time reasonably request of the Borrower in writing.

          Each such list shall be accompanied by a list of all assets (other than inventory sold in the ordinary course of business) sold by the
          Loan Parties during such period. All such lists shall be accompanied by a certificate, in form and substance reasonably satisfactory to the
          Agent, signed by Borrower's CEO and CFO stating that each such list is true, correct and complete.

          Such certificate shall also state that "No Loan Party holds any interest (whether as owner, lessee or otherwise) in any Real Property as to which interest it has not granted a Lien to the Agent on behalf of the Banks, in connection with the Loan Agreement, under applicable law" (or words to like effect satisfactory in form and substance to the Agent) and, if such statement would not be accurate unless qualified, shall clearly list the exceptions to such statement at the end such statement. The Loan Parties shall promptly take all such actions as the Agent and the Banks shall request in order to grant to the Agent and perfect any Lien in any real or personal property in which a Lien has not been previously granted to the Agent on behalf of the Banks.

          The provisions of this Section 7.1(i) are in addition to, and not in lieu of, other provisions in the Loan Documents. Without limiting the generality of the foregoing statement, nothing contained in this
          Section 7.1(i) shall excuse Borrower from delivering at the required time any other report, even if of a similar nature, that other provisions of any of the Loan Documents require Borrower to deliver.
          Nor shall the inclusion of any class or item of property imply that
          Borrower is entitled to acquire same if such acquisition is prohibited, specifically or otherwise, in any of the Loan Documents.

                                      -19-

               (j) No later than February 15 of each Fiscal Year, commencing with February 15, 2005, a year-by-year budget with respect to such
          Fiscal Year and the succeeding Fiscal Year (in form and detail reasonably satisfactory to the Agent) for the Loan Parties, setting forth with respect to such Fiscal Year, (x) the projected balance sheet at the end of such Fiscal Year, (y) the projected statement of income for such Fiscal Year, and (z) the projected statement of cash flow for such Fiscal Year, together with a copy of any "business plan"
          or similar document prepared by or on behalf of such parties with respect to such Fiscal Year;

               (k) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication that shall have been sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports
          (including, without limitation, each 10Q and 10K report) and registration statements which the Borrower shall have filed or be required to file with the Securities and Exchange Commission under
          Section 13 or 15(d) of the Securities Exchange Act of 1934, as
          amended, and not otherwise required to be delivered to the Agent pursuant to other provisions of this Section 7.1.

               (l) With reasonable promptness, such other information respecting the business, properties, operations, prospects or condition
          (financial or otherwise) of any Loan Party as the Agent may from time to time reasonably request;

               (m) Promptly, (i) the existence of any facts or circumstances which would reasonably be expected to have a Material Adverse Effect including, without limitation such facts or circumstances relating to environmental matters, gaming matters, permits, sale contracts, leases and operations; or (ii) any Material Adverse Change;

               (n) Promptly, the existence of any material intellectual property

               (o) Promptly and in any event within two Business Days after receipt thereof by any Loan Party, a copy of each notice received by such Loan Party of any notices of violations, notices of
          non-compliance or consent orders from any Government Authority; and

               (p) No later than six months prior to the Maturity Date, a plan for refinancing the Loans.

          7.2 NOTICE OF LITIGATION; UNIONIZATION. Borrower will promptly give written notice to the Agent (who shall promptly forward same to the Banks) of
(i) any action or proceeding or, to the extent any Loan Party may have any notice thereof, any claim which may reasonably be expected to be commenced or asserted against the Borrower or any of its Subsidiaries, in which the amount involved is $250,000 or more (to the extent not covered by insurance), or (ii)
the receipt of any notice, claim or demand by the Borrower or any of its
Subsidiaries and any Government Authority (including, without limitation, any audit by the IRS or Environmental Claim) which could reasonably be expected to

                                      -20-

have a Material Adverse Effect or (iii) the receipt of any notice, claim or demand by the Borrower or any of its Subsidiaries from any employees of the
Borrower or any such Subsidiary or any union representing, claiming to represent or seeking to represent any such employees, which could reasonably be expected to have a Material Adverse Effect or (iv) notice of any unionization of, or attempt to unionize (which could reasonably be expected to succeed), the employees of any member of the Empire Group.

          7.3 PAYMENT OF CHARGES. The Borrower shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of the Guarantors or its properties or any of the Guarantors'
properties and (ii) all material lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien upon its properties or any of the
Guarantors' properties; PROVIDED, however, that the Borrower shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being or shall be contested in good faith by appropriate proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.

          7.4 INSURANCE.

          (a) PROPERTY INSURANCE. The Borrower shall maintain a special causes of loss ("All Risk" - ISO form or equivalent), perils policy covering the buildings and improvements, and any other permanent structures of the Loan
Parties for one hundred percent (100%) of the replacement cost. The Borrower shall maintain a Ten Million Dollar ($10,000,000.00) limit of coverage for the perils of flood and earthquake covering the Collateral. Upon the request of
Agent, replacement cost for insurance purposes will be established by an independent appraiser mutually selected by the Borrower and the Agent. The policy will include agreed amount (waiving co-insurance), replacement cost valuation and building ordinance endorsements. The policy will include a standard mortgagee clause (ISO form or equivalent, i.e. Borrower's acts will not impair mortgagee's right to recover, exclusive payment of loss to mortgagee and automatic notice of cancellation or non-renewal to mortgagee). The Borrower waives any and all rights of subrogation against the Banks resulting from losses to property.

          (b) PERSONAL PROPERTY (INCLUDING MACHINERY, EQUIPMENT, FURNITURE,
FIXTURES, STOCK). The Borrower shall maintain a special causes of loss ("All
Risk") perils property coverage for all personal property owned, leased or for which any Loan Party is legally liable. The coverage will include a lenders'
loss payable endorsement in favor of Agent.

          The policy providing real property and personal property coverages, as specified in 7.4(a) and (b) hereinabove, may include a deductible of no more than Twenty-Five Thousand Dollars ($25,000.00) for any single occurrence. Flood and earthquake deductibles can be no more than Two Hundred Fifty Thousand
Dollars ($250,000.00), if a separate deductible applies.

          (c) BUSINESS INTERRUPTION/EXTRA EXPENSE. The Borrower shall maintain combined business interruption/extra expense coverage for the Gaming/Racing
Facilities with a limit representing no less than eighty percent (80%) of the

                                      -21-

net profit plus continuing expenses (including debt service) for the race track, hotel and casino facilities (including all video lottery/slot operations). Such coverage shall include an extensions for off premises power losses at One
Million Dollars ($1,000,000.00) and extended period of indemnity of one hundred twenty (120) days endorsement coverages may have deductible of no greater than forty-eight (48) hours, or Twenty-Five Thousand ($25,000.00), if a separate deductible applies. This coverage will be specifically endorsed to include Agent as loss payee.

          (d) BOILER AND MACHINERY. The Borrower shall maintain a boiler and machinery policy for the Gaming/Racing Facilities written on a comprehensive form with a combined direct and indirect limit of no less than Ten Million
Dollars ($10,000,000.00). The policy shall include extensions for agreed amount
(waiving co-insurance) and replacement cost valuation. The policy may contain deductibles of no greater than Ten Thousand Dollars ($10,000.00) direct and forty-eight (48) hours indirect.

          (e) CRIME INSURANCE. The Borrower shall obtain a comprehensive crime policy with respect to the Loan Parties, including the following coverages:

               (i) employee dishonesty --One Million Dollars ($1,000,000.00);

               (ii) money and securities (inside) - Five Hundred Thousand
          Dollars ($500,000.00);

               (iii) money and securities (outside) - Five Hundred Thousand
          Dollars ($500,000.00);

               (iv) depositor's forgery - One Million Dollars ($1,000,000.00);

               (v) computer fraud - One Million Dollars ($1,000,000.00)

          The policy may contain deductibles of no greater than Fifty Thousand
Dollars ($50,000.00) for all coverages listed above and self insurance by the
Borrower for up to ten percent (10%) of any claim.

          (f) COMMERCIAL GENERAL LIABILITY (1998 FORM OR EQUIVALENT). The
Borrower shall maintain a commercial general liability policy with respect to the Loan Parties with a One Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage, including products liability, contractual liability, and all standard policy form extensions. The policy must provide a
Two Million Dollar ($2,000,000.00) general aggregate (per location, if multi-location risk) and be written on an "occurrence form". The policy will also include extensions for liquor legal liability, employee benefits legal liability and spectator liability coverages (if necessary, a separate policy can be secured for spectator liability). If the general liability policy contains a self-insured retention, it shall be no greater than Ten Thousand Dollars
($10,000.00) per occurrence, with an aggregate retention of no more than Two
Hundred Fifty Thousand Dollars ($250,000.00), including expenses.

          The policy shall be endorsed to include Agent as an additional insured on behalf of the Banks. The definition of additional insured shall include all officers, directors, employees, agents and representatives of the additional

                                      -22-

insured. The coverage for additional insured shall apply on a primary basis irrespective of any other insurance whether collectible or not (ISO Form
#CG20261185 Additional Insured -Designated Person or Organization, or
equivalent).

          (g) CARE, CUSTODY AND CONTROL LIABILITY. The Borrower shall maintain a care, custody and control liability policy with a single limit of no less than
Two Hundred Fifty Thousand Dollars ($250,000.00) (in the aggregate) per occurrence for any injury, damage or death to horses in the care, custody and control of any Loan Party, with a maximum aggregate annual single limit of no less than One Million Dollars ($1,000,000) for any injury, damage or death to horses in the care, custody and control of the Loan Parties. The Agent shall be included as an additional insured under such policy.

          (h) AUTOMOBILE. The Borrower shall maintain a comprehensive automobile liability insurance policy written under coverage "symbol 1", providing a One
Million Dollar ($1,000,000.00) combined single limit for bodily injury and property damage covering all owned, non-owned and hired vehicles of each Loan
Party. If the policy contains a self insured retention it shall be no greater than Ten Thousand Dollars ($10,000.00) per occurrence with an aggregate retention of no more than Two Hundred Fifty Thousand Dollars ($250,000.00), including expenses, the following additional coverages must be purchased by the
Borrower:

                    (i) GARAGE LIABILITY. A One Million Dollar ($1,000,000.00)
               combined single limit for bodily and property damage for the garage operation.

                    (ii) GARAGEKEEPERS LEGAL LIABILITY. Five Hundred Thousand
               Dollar ($500,000.00) limit for comprehensive and collision coverages for physical damage to vehicles in any Loan Party's care, custody and control. The policy can be subject to a
               deductible of no greater than Two Thousand Five Hundred Dollars
               ($2,500.00) for each auto and Ten Thousand Dollars ($10,000.00)
               for each loss.

          (i) WORKERS COMPENSATION AND EMPLOYERS LIABILITY INSURANCE. The
Borrower shall maintain a standard workers compensation policy covering the
State of New York and any other state where a Loan Party is operating, including employers liability coverage subject to a limit of no less than One Million
Dollars ($1,000,000.00) for each Loan Party employee, One Million Dollars
($1,000,000.00) for each accident, and One Million Dollars ($1,000,000.00)
policy limit. The policy shall include endorsements for voluntary compensation, stop gap liability, Long-Shoreman's and Harbors Workman's Compensation Act and
Maritime Coverages (as applicable). If the Borrower has elected to self-insure workers compensation coverage in the State of New York (or any other state) with respect to Loan Party employees, the Agent must be furnished with a copy of the certificate from the state(s) permitting self-insurance and evidence of a stop loss excess workers compensation policy with a specific retention of no greater than One Hundred Fifty Thousand Dollars ($150,000.00) per occurrence.

          (j) RETENTION. If the Borrower's general liability and automobile policies include a self-insured retention, it is agreed and fully understood that the Borrower is solely responsible for payment of all amounts due within said self-insured retentions. Any indemnification/hold harmless provision is extended to cover all liabilities associated with said self-insured retentions.

                                      -23-

          (k) UMBRELLA LIABILITY. An umbrella liability policy shall be purchased by the Borrower with a limit of not less than Thirty Million Dollars
($30,000,000.00) providing excess coverage over all limits and coverages indicated in paragraphs (f), (h) and (i) above. The limits can be obtained by a combination of primary and excess umbrella policies, provided that all layers follow form with the underlying policies indicated in (f), (h) and (i) are written on an "occurrence" form. This policy shall be endorsed to include the
Agent as an additional insured on behalf of the Banks, in the same manner set forth in Section 7.4(f) hereinabove.

          (l) RATINGS. All policies indicated above shall be written with insurance companies licensed and admitted to do business in all states where the
Loan Parties, or any of them, is operating and shall be rated no lower than "A
XII" in the most recent addition of A.M. Best's and "AA" in the most recent edition of Standard &  Poor's, or such other carrier reasonably acceptable to
Agent. All policies discussed above shall be endorsed to provide that in the event of a cancellation, non-renewal or material modification, Agent shall receive thirty (30) days prior written notice thereof. The Borrower shall furnish Agent with certificates of insurance executed by an authorized agent evidencing compliance with all insurance provisions discussed above on an annual basis. The Borrower shall also furnish actual policy endorsements evidencing appropriate status of Agent (as mortgagee, loss payee and additional insured).
Certificates of insurance executed by an authorized agent of each carrier providing insurance evidencing continuation of all coverages will be provided on the Closing Date and annually on or before ten (10) days prior to the expiration of each policy. All certificates and other notices related to the insurance program shall be delivered to Agent concurrently with the delivery of such certificates or notices to such carrier or to the Borrower.

          (m) OTHER COVERAGE. Any other insurance reasonably requested by Agent or Required Banks in such amount and covering such risks as may be reasonably required and customary in the race track/gaming industry in the general location of the Gaming/Racing Facilities. Approval of any insurance by Agent shall not be a representation of solvency of any insurer or sufficiency of any coverage required under this Agreement. All requirements are considered minimum in terms of the purchase and maintenance of insurance under this Agreement.

          7.5 MAINTENANCE OF RECORDS. Each Loan Party will keep, and will cause each of its Subsidiaries to keep, at all times books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs, and each such Loan Party will provide, and will cause each of its Subsidiaries to provide, adequate protection against loss or damage to such books of record and account.

          7.6 PRESERVATION OF CORPORATE EXISTENCE. Except as otherwise permitted by Section 8.7, the Borrower shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries in accordance with the respective organizational documents of each such Subsidiary and the material rights (charter and statutory) and franchises of the Borrower and each such Subsidiary; PROVIDED, however, that the Borrower shall not be required to preserve, with respect to itself, any material right or franchise and, with respect to any of its Subsidiaries, any such existence, material right

                                      -24-

or franchise, if the Board of Directors of the Borrower, shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and its Subsidiaries, taken as a whole.

          7.7 PRESERVATION OF ASSETS. The Borrower shall, and shall cause each of the Guarantors to, maintain its properties in good working order and condition in all material respects (subject to ordinary wear and tear) and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto and actively conduct and carry on its business; PROVIDED, however, that nothing in this section 7.7 shall prevent the Borrower or any of the Guarantors from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the good faith judgment of the Board of
Directors or other governing body of the Borrower or the Guarantor concerned, as the case may be, desirable in the conduct of its businesses and is not disadvantageous in any material respect to the Banks.

          7.8 INSPECTION OF BOOKS AND ASSETS. (a) Each Loan Party will allow any authorized representative, officer or accountant of any Bank or the Agent to visit and inspect any of its property, to examine its books of record and account (including, without limitation, all financial, accounting, contractual, production, regulatory, environmental, and all other business and other records with respect to such Loan Party or its subsidiaries), and to discuss its affairs, finances, accounts and all other matters relating to its business with its officers, during normal business hours and as often as the Agent may reasonably request and, in each such case, cause each of their respective
Subsidiaries so to do.

          (b) Each Loan Party will allow any authorized representative, officer or accountant of any Bank or the Agent to discuss the Financial Statements, the other financial information from time to time delivered hereunder and the financial condition of each Loan Party with the Auditors. At any time prior to repayment in full of the Obligations, each Loan Party hereby irrevocably authorizes the Auditors to discuss the foregoing with all such Persons.

          (c) The Borrower agrees to pay the expenses of any accountant engaged by the Agent to review Financial Statements of any Loan Party.

          7.9 PAYMENT OF INDEBTEDNESS. Each Loan Party will duly and punctually pay, or cause to be paid, the principal of and the interest on all Indebtedness for Borrowed Money heretofore or hereafter incurred or assumed by such Loan
Party or any of its Subsidiaries, or in respect of which such Loan Party or any of its Subsidiaries shall otherwise be liable, within 60 days of when and as the same shall become due and payable, unless such Indebtedness for Borrowed Money be renewed or extended or such Loan Party shall be entitled to set off against such Indebtedness for Borrowed Money an obligation owed to such Loan Party by the holder of such Indebtedness for Borrowed Money, and will (and cause each
Subsidiary to) faithfully observe, perform and discharge all the covenants, conditions and obligations which are imposed on such Loan Party or any of its
Subsidiaries by any and all indentures and other agreements securing, relating to, or evidencing such Indebtedness for Borrowed Money or pursuant to which such
Indebtedness for Borrowed Money is incurred, and such Loan Party will not permit any act or omission to occur or exist which is or may be declared to be a material default thereunder.

          7.10 FURTHER ASSURANCES. Each Loan Party will, and will cause each of its Subsidiaries to, make, execute or endorse, and acknowledge and deliver or file, all such vouchers, invoices, notices, and certifications and additional

                                      -25-

agreements, undertakings, conveyances, transfers, assignments, or further assurances, and take any and all such other action, as the Agent, from time to time, deems reasonably necessary or proper in connection with this Agreement, the obligations of such Loan Party hereunder or under the Notes or any of the other Loan Documents to which such Loan Party is a party, or for the better assuring and confirming unto the Agent on behalf of the Banks all or any part of the security for the Obligations, including, without limitation, entering into amendments to the Mortgages requested by the Agent from time to time.

          7.11 NOTICE OF DEFAULT. Forthwith upon any officer of any Loan Party obtaining knowledge of the existence of an Event of Default, the Borrower will deliver to the Agent a certificate signed by an officer of the Borrower specifying the nature thereof, the period of existence thereof, and what action the affected Loan Party proposes to take with respect thereto.

          7.12 ARMS-LENGTH TRANSACTIONS. Each Loan Party will conduct, and cause each of their respective Subsidiaries to conduct, all transactions with any of its respective Affiliates on an arms-length basis.

          7.13 SOLVENCY. Each Loan Party will continue to be Solvent and ensure that each of their respective Subsidiaries which are Loan Parties will continue to be Solvent.

          7.14 ENVIRONMENTAL MATTERS. (a) Borrower will promptly notify the
Agent (with a description in reasonable detail) of:

          (I) the receipt of any material Environmental Claim;

          (II) the material violation of, or any condition which might result in a material violation of, any Environmental Law;

          (III) (A) the commencement of any judicial or administrative proceeding alleging a violation of any Environmental Law or (B) the commencement of any investigation alleging a material violation of any Environmental Law; or

          (IV) any material change in the representations and warranties in
Section 10.12;

and each Loan Party will, and will cause each of their respective Subsidiaries to, commence within 90 days after any such request, and diligently prosecute to completion, such Remedial Action as the Agent or the Required Banks may reasonably request, which is required by Environmental Law, in respect of any of the matters addressed in such notice. As used in this Section 7.14(a) in relation to any Environmental Claim or any violation of Environmental Law or any change in the representations and warranties in Section 10.12 hereof, the term
"material" shall mean that such Environmental Claim, violation or change (i)
involves, or might reasonably be expected to involve Environmental Costs in excess of $500,000 or (ii) gives rise, or might reasonably be expected to give rise, to a Default or Event of Default.

          (b) Each Loan Party will, and will cause each of its Subsidiaries to, adopt (to the extent not already adopted) and maintain prudent practices with respect to compliance with Environmental Laws, including prudent air and water pollution control and solid and hazardous waste management practices and

                                      -26-

including at a minimum such practices as (i) may be required or dictated by then applicable Environmental Laws, and (ii) are necessary to maintain the value of the Agent's and the Banks' Liens in the Collateral free from all actual or threatened Environmental Claims.

          7.15 CONSENTS OF AND NOTICE TO GAMING/RACING AUTHORITIES. (a) Loan
Parties shall make all necessary applications to and procure all necessary consents and approvals of the applicable Gaming/Racing Authorities to the: (i)
pledge of the stock of the Subsidiaries pursuant to the Pledge Agreement, and
(ii) the terms set forth in this Agreement and each of the other Loan Documents, to the extent which may be required by the applicable Gaming/Racing Authorities;
and

          (b) the Loan Parties shall comply in all material respects with all applicable statutes, rules and regulations requiring reports and disclosures to all applicable Gaming/Racing Authorities, including, but not limited to, reporting this revolving credit transaction, within the time period required by the applicable Gaming/Racing Authorities.

          7.16 COMPLIANCE WITH ACCESS LAWS. (a) Each Loan Party agrees that it, its Gaming/Racing Facilities and its Properties shall at all times be in material compliance with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, and other federal, state or local laws or ordinances related to disabled access, or any statute, rule, regulation, ordinance, order of Governmental Authorities, or order or decree of any court adopted or enacted with respect thereto, as now existing or hereafter amended or adopted (collectively, the "Access Laws"), as may be applicable to the respective Gaming/Racing Facilities. At any time, Agent may require a certificate of material compliance with the Access Laws and indemnification agreement in a form reasonably acceptable to Agent. Agent may also require a certificate of material compliance with the Access Laws from an architect, engineer, or other third party acceptable to Agent.

          (b) Notwithstanding any provisions set forth herein or in any other document, Loan Parties shall not alter or permit any tenant or other person to alter the Gaming/Racing Facilities or the Properties in any manner which would increase Loan Parties' responsibilities for compliance with the Access Laws without the prior written approval of Agent. In connection with such approval,
Agent may require a certificate of material compliance with the Access Laws from an architect, engineer or other person acceptable to Agent.

          (c) Loan Parties agree to give prompt written notice to Agent of the receipt by Loan Parties of any claims of violation of any of the Access Laws and of the commencement of any proceedings or investigations which relate to compliance with any of the Access Laws.

          (d) Loan Parties shall indemnify, defend and hold harmless the Banks and the Agent from and against any and all claims, demands, damages, costs, expenses, losses, liabilities, penalties, fines and other proceedings including, without limitation, reasonable attorneys' fees and expenses arising directly or indirectly from or out of or in any way connected with any failure of the
Gaming/Racing Facilities or the Properties to comply with any of the Access Laws as the same may have been applicable during the term of this Agreement. The obligations and liabilities of Loan Parties under this section shall survive the

                                      -27-

termination of this Agreement, any satisfaction, assignment, judicial or nonjudicial foreclosure proceeding, or delivery of a deed in lieu of foreclosure.

          7.17 TRADENAMES. TRADEMARKS AND SERVICEMARKS. The Loan Parties shall not assign or in any other manner alienate their respective interests in any material tradenames, trademarks or servicemarks relating or pertaining to the
Gaming/Racing Facilities during the term of this Agreement except to another
Loan Party. No Loan Party shall change its name without first giving at least thirty (30) days prior written notice to Agent.

          7.18 ACQUISITIONS. If a Loan Party or any of its Subsidiaries acquires or creates another Subsidiary after the Closing Date (other than any Immaterial
Subsidiary) or any Immaterial Subsidiary shall cease to constitute an Immaterial
Subsidiary, then such Loan Party shall cause such newly acquired or created
Subsidiary, or such former Immaterial Subsidiary, as applicable, to:

          (a) execute and deliver to the Agent a supplemental agreement in the form attached hereto as Exhibit G pursuant to which such Subsidiary shall unconditionally guarantee on a senior unsecured basis all of the Borrower's obligations under the Notes and this Agreement on the terms set forth in this
Agreement;

          (b) (i) execute and deliver to the Agent such amendments to the
Security Documents necessary or advisable in order to grant to the Agent, for the benefit of the Banks, a first priority perfected security interest in the
Capital Stock of such new Subsidiary, subject to Permitted Liens, which are owned by such Loan Party or such Subsidiary, and (b) deliver to the Agent any certificates representing such Capital Stock together with undated stock powers or instruments of transfer, as applicable, endorsed in blank;

          (c) cause such new Subsidiary to take such other actions necessary or advisable to grant to the Agent, as applicable, for the benefit of the Banks, a first priority perfected security interest in the Collateral of such new
Subsidiary, subject to Permitted Liens, including the filing of UCC financing statements in such jurisdictions as may be required by the Security Agreement or by law;

          (d) take such further action and execute and deliver such other documents specified in this Agreement to effect the foregoing; and

          (e) deliver to the Agent an opinion of counsel that such supplemental
Agreement and any other documents required to be delivered have been duly authorized, executed and delivered by such Subsidiary and constitute a legal, valid, binding and enforceable obligations of such Subsidiary and such other opinions of counsel regarding the perfection of such Liens in the Collateral as
Agent may request.

          Thereafter, such Subsidiary shall be a Guarantor for all purposes of this Agreement.

          7.19 CONDITIONS OF THE NEW YORK STATE LOTTERY. The Loan Parties agree to comply with all conditions to the approval of the Agreement by the New York

                                      -28-

State Lottery (the "Lottery") set forth in a letter dated January 6, 2005 from the Lottery to counsel for the Borrower.

          Section 8. NEGATIVE COVENANTS.

          The Loan Parties party hereto severally covenant and agree that so long as this Agreement is in effect and until the Loan Commitments are terminated and all of the Notes, together with interest, commitment commission and all other obligations incurred hereunder, are paid in full, such Loan
Parties will perform, and will cause each of their respective Subsidiaries to perform, the obligations set forth in this Section 8 (unless it shall first have procured the written consent of the Required Banks to do otherwise).

          8.1 ENGAGE IN SAME TYPE OF BUSINESS. No Loan Party will enter into, or permit any of their respective Subsidiaries to enter into, any business or activity other than the business or businesses in which it is presently engaged or it intends to engage in, as set forth in the Borrower's public filings with the SEC.

          8.2 LIENS. Each Loan Party will not, and will not cause or permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit or suffer to exist any Liens (other than Permitted Liens) of any kind against or upon any of the Collateral whether owned on the Closing Date or acquired after the Closing Date, or any proceeds therefrom, or assign or otherwise convey any right to receive income or profits therefrom.

          8.3 OTHER INDEBTEDNESS. From and after the Closing Date, no Loan Party will, nor permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, acquire, become liable, contingently or otherwise, with respect to, or otherwise become responsible for payment of any Indebtedness
(other than Permitted Indebtedness); PROVIDED, HOWEVER, that if no Default or
Event of Default shall have occurred and be continuing at the time of or as a consequence of the incurrence of any such Indebtedness, the Borrower or any
Guarantor may incur Indebtedness (including, without limitation, Acquired
Indebtedness) if on the date of the incurrence of such Indebtedness the
Consolidated Fixed Charge Coverage Ratio of the Borrower will be, after giving effect to the incurrence thereof, greater than 2.0 to 1.0.

          8.4 ADVANCES FROM CUSTOMERS. No Loan Party will contract for, create, incur, assume or suffer to exist, or permit any of their respective Subsidiaries so to do, advances or deposits from customers other than in the ordinary course of business; PROVIDED THAT the aggregate amount of advances or deposits by the
Loan Parties from any one customer (including Persons directly or indirectly controlling, controlled by, or under common control with such customer) shall not exceed $1,000,000 at any one time.

          8.5 ADVANCES AND LOANS. Except pursuant to the CLT Line of Credit, no
Loan Party will lend money or credit, or make advances to any Person or permit any of their respective Subsidiaries so to do; except (i) the sale of products of the Borrower and its Subsidiaries on credit in the ordinary course of business on terms not more favorable than those used by other Persons similarly situated and engaged in the same or similar business; (ii) loans from any member of the Empire Group to the Borrower, if: (a) such loan is subordinated (in manner, form and scope satisfactory to the Agent) to the Obligations and unsecured; and (b) such loans are made and accepted at normal commercial rates

                                      -29-

of interest for such credits; and (c) such loans are evidenced by intercompany notes, which notes and any permitted security therefor are pledged by such Loan
Party to the Agent for the benefit of the Banks; (iii) advances to employees for travel and business expenses not in excess of $50,000 at any time outstanding;
and (v) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

          8.6 PURCHASE OR SALE AGREEMENTS. No Loan Party will enter into or be a party to, or permit any of their respective Subsidiaries to enter into or be a party to (i) any contract for the purchase or use of materials, supplies or other property or for the performance of services if such contract requires that payment for such materials, supplies or other property, or the use thereof, or for such services, shall be made by such Loan Party or Subsidiary, as the case may be, regardless of whether or not delivery is capable of being made of such material, supplies or other property, or such services are performed, or (ii)
any contract for the sale or use of materials, supplies or other property if such contract provides that payment to such Loan Party or to any such Subsidiary for such materials, supplies or other property or the use thereof, shall be subordinated to or otherwise subjected to the prior payment of any indebtedness
(or any instrument evidencing such indebtedness) owed or to be owed to any
Person.

          8.7 CONSOLIDATION AND MERGER. No Loan Party will wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation or permit any of their respective Subsidiaries so to do (or agree to do any of the foregoing at any future time) except that (i) any wholly-owned Subsidiary of the
Borrower may merge into the Borrower; PROVIDED that the Borrower shall at all times be the continuing corporation, and (ii) any wholly-owned Subsidiary of the
Borrower may merge into any other wholly-owned Subsidiary of the Borrower
PROVIDED that the shares of the continuing corporation are pledged to the Agent for the benefit of the Banks; and (iii) the Borrower may consolidate or merge with another Person or dispose of all or substantially all its assets if either
(a) the Borrower shall be the surviving or continuing corporation; or (b) the
Person (if other than the Borrower) formed by such consolidation or into which the Company is merged or the Person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Borrower (the "SURVIVING ENTITY"): (x) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the
District of Columbia; and (y) shall expressly assume, (i) by supplemental agreement (in form and substance satisfactory to the Agent), executed and delivered to the Agent, all of the Borrower's obligations under the Notes, this
Agreement and the other Loan Documents, including, but not limited to, the due and punctual payment of the principal of, and interest and the performance of every covenant of the Borrower under the Notes, this Agreement and the other
Loan Documents and (ii) by amendment, supplement or other instrument (in form and substance satisfactory to the Agent), executed and delivered to the Agent, all obligations of the Borrower under the Security Documents, and in connection therewith shall cause such instruments to be filed and recorded in such jurisdictions and take such other actions as may be required by applicable law to perfect or continue the perfection of the Lien created thereunder on the
Collateral owned by or transferred to the Surviving Entity; (2) immediately after giving effect to such transaction and the assumption contemplated by clause (iii)(b)(y) above (including giving effect to any Indebtedness and
Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with or in respect of such transaction), no Default or
Event of Default shall have occurred or be continuing; (3) immediately after

                                      -30-

giving effect to such transaction on a pro forma basis and the assumption contemplated by clause (iii)(b)(y) above (including giving effect to any
Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with such transaction), the Borrower or such Surviving Entity, as the case may be, (a) shall have a Consolidated Net Worth at least equal to the
Consolidated Net Worth of the Borrower immediately prior to such transaction and
(b) shall be able to incur at least $1.00 of additional Indebtedness (other than
Permitted Indebtedness) in compliance with Section 8.3; (4) the Borrower or the
Surviving Entity, as the case may be, shall have delivered to the Agent an officer's certificate and an opinion of counsel, each stating that such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transaction have been satisfied; and (5) the Banks will not recognize income, gain, or loss for federal income tax purposes as a result of such transaction and will be subject to federal income tax on the same amounts, in the same manner and at the same time as would have been the case if such transaction had not occurred. For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more of the Borrower's Subsidiaries which constitutes all or substantially all of the properties and assets of the Borrower, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Borrower.
Written notice of any merger permitted by this Section 8.7, however, shall be given by the Borrower to the Agent before the effective date of such merger or within five Business Days thereafter.

          8.8 SALE OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to consummate any Transfer of the Monticello Land except a
Transfer of the Trust Land to the United States in trust for the Cayuga Nation of New York. No Loan Party will, nor permit any of its Subsidiaries to, consummate an Applicable Asset Sale unless: (1) such Loan Party or the applicable Subsidiary, as the case may be, receives consideration at the time of such Applicable Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed; (2) at least 85% of the consideration received by such Loan Party or the Subsidiary, as the case may be, from such Applicable
Asset Sale is in the form of cash or Cash Equivalents and is received at the time of such disposition; PROVIDED that the amount of any liabilities (as shown on the most recent applicable balance sheet) of such Loan Party or such
Subsidiary (other than liabilities that are by their terms subordinated to the
Loans) that are assumed by the transferee of any such assets shall be deemed to be cash for purposes of this provision so long as the documents governing such liabilities provide that there is no further recourse to such Loan Party or any of its Subsidiaries with respect to such liabilities; and (3) upon consummation of such Applicable Asset Sale, Borrower shall apply, or cause such Loan Party to apply, the Net Proceeds relating to such Applicable Asset Sale within eighty nine (89) days of receipt thereof to make an investment in properties and assets that replace the properties or assets that were the subject of such Applicable
Asset Sale or in any other properties and assets that will be used, or Capital
Stock of a Person engaged, in the business of the Borrower and the Guarantors as existing or contemplated on the Closing Date or in businesses reasonably related thereto ("Replacement Assets"). Within ninety (90) days after an Applicable
Asset Sale, the Net Proceeds from such Applicable Asset Sale that shall have not been applied on or before such date as permitted in clause (3) of the preceding paragraph shall be applied by the Borrower or such Subsidiary to repay the outstanding principal amount of the Loans, and accrued and unpaid interest

                                      -31-

thereon to the date of repayment as provided in Section 2.4(f); PROVIDED, however, that if at any time any non-cash consideration received by any Loan
Party or any Subsidiary thereof, as the case may be, in connection with any
Applicable Asset Sale is converted into or sold or otherwise disposed of for cash (other than interest received with respect to any such non-cash consideration), then such conversion or disposition shall be deemed to constitute an Applicable Asset Sale hereunder on the date of such conversion or disposition, as the case may be, and the Net Proceeds thereof shall be applied in accordance with this covenant. In the event of the transfer of substantially all (but not all) of the property and assets of the Borrower and its
Subsidiaries as an entirety to a Person in a transaction permitted under Section
8.7 which transaction does not constitute a Change of Control, the successor entity shall be deemed to have sold the properties and assets of the Borrower and its Subsidiaries not so transferred for purposes of this covenant, and shall comply with the provisions of this covenant with respect to such deemed sale as if it constituted an Applicable Asset Sale. In addition, the Fair Market Value of such properties and assets of the Borrower or its Subsidiaries deemed to be sold shall be deemed to be Net Proceeds for purposes of this covenant.

          8.9 PURCHASE OF ASSETS. Except as permitted by Sections 8.7 and 8.12, no Loan Party will purchase, lease or otherwise acquire all or any substantial part of the property or assets of any Person, or permit any of their respective
Subsidiaries so to do, or purchase, lease or otherwise acquire property or net assets, or permit any of their respective Subsidiaries so to do.

          8.10 RELATED TRANSACTIONS. (a) No Loan Party will enter into any transaction with any other member of the Empire Group or any Affiliate of any member of the Empire Group (or with any relative of such Affiliate) or with which any officer or director of any member of the Empire Group has a financial interest on more favorable terms than if such Person was totally unrelated, or permit any of their respective Subsidiaries to so do.

          (b) No Loan Party will make, or cause or permit any of their respective Subsidiaries to make, any payments, directly or indirectly, to any
Loan Party or Affiliate or any officer (other than salary and bonuses consistent with past practices), director (other than director's fees and expense reimbursement consistent with past practices) or stockholder of any Loan Party or Affiliate, except as permitted by Sections 8.10(a) and 8.14.

          8.11 SUBSIDIARIES. No Loan Party will sell, assign or transfer, or in any way part with control of, any shares of capital stock of any of their respective Subsidiaries or any indebtedness or obligations of any character of any of their respective Subsidiaries, or permit any of their respective
Subsidiaries so to do with respect to any shares of capital stock of any other
Subsidiary or any indebtedness or obligations of any character of such Loan
Party or any of its other Subsidiaries, or issue, or permit any of their respective Subsidiaries to issue, any additional shares of capital stock except
(a) as permitted by Section 8.7, (b) the Borrower may convert its 5-1/2%
Convertible Senior Notes Due 2014 to common stock pursuant to the terms of the
Indenture, (c) the Borrower may issue 18,000,000 shares of common stock as contemplated by the Concord Agreement, and (d) the Borrower may issue common stock.

          8.12 CAPITAL EXPENDITURES. No Loan Party will make capital expenditures (by Capitalized Lease Obligations or otherwise) for acquisitions, construction or improvement of fixed assets, or permit any of its Subsidiaries so to do, unless, after giving effect thereto, during any Fiscal Year listed in

                                      -32-

the first column below, the aggregate amount of all capital expenditures by all
Loan Parties during such Fiscal Year would not exceed the amount set forth opposite such Fiscal Year in the second column:

                FISCAL YEAR       AMOUNT
                -----------       ------

                2005              $100,000
                2006              $100,000

PROVIDED, HOWEVER, that Monticello Raceway Management may spend (a) up to
$750,000 on improvements to the paddock area at Monticello Raceway and (b) any amount that Sections 319 and 527 of the New York Racing, Pari-Mutuel Wagering
and Breeding Law prescribes be spent on capital improvements, and PROVIDED,
FURTHER, HOWEVER, that any Loan Party may make capital expenditures in connection with the development of (a) the Cayuga Catskill Resort on the Trust
Land and/or (b) any Native American casino to be developed by the Seneca Cayuga
Tribe of Oklahoma (or any Affiliate thereof) in conjunction with any member(s)
of the Empire Group.

          8.13 INVESTMENTS. Except as permitted by Sections 8.7 and 8.8, no Loan
Party will invest in (by capital contribution or otherwise), or acquire for investment or purchase or make any commitment to purchase the obligations or stock of, any Person or permit any of its Subsidiaries so to do, except Cash
Equivalents.

          8.14 DIVIDENDS, DISTRIBUTIONS AND PURCHASES OF CAPITAL STOCK. No Loan
Party will declare or pay any dividends (other than dividends payable in shares of its capital stock), or return any capital to its stockholders as such or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration (otherwise than in exchange for, or from the proceeds of the substantially concurrent sale of, other shares of capital stock of the Borrower), any shares of any class of its capital stock now or hereafter outstanding, or redeem, return, purchase or otherwise acquire, directly or indirectly, for a consideration, any subordinated debt or make any payments on account of the principal thereof, or set aside any funds for any of the foregoing purposes.

          8.15 LEASEBACKS. No Loan Party will enter into, or permit any of its
Subsidiaries to enter into, any arrangement with any bank, insurance company or other lender or investor providing for the leasing to any Loan Party or any of its Subsidiaries of real or personal property (i) which at the time has been or is to be sold or transferred by any Loan Party or any of its Subsidiaries to such lender or investor, or (ii) which has been or is being acquired from another person by such lender or investor or on which one or more buildings or facilities have been or are to be constructed by such lender or investor for the purpose of leasing such property to a Loan Party or any such Subsidiary.

          8.16 [RESERVED].

          8.17 ACCOUNTING CHANGES. (a) No Loan Party will make or permit any of its Subsidiaries to make any significant change in accounting treatment and reporting practices, except as permitted or required by GAAP.

                                      -33-

          (b) No Loan Party will change its Fiscal Year or permit any of its
Subsidiaries to change its Fiscal Year.

          8.18 COMPLIANCE WITH ERISA. No Loan Party will (i) terminate, or permit any of its Subsidiaries to terminate, any Pension Plan so as to result in any material liability of the Borrower or any such Subsidiary to the PBGC, (ii)
permit to exist the occurrence of any Reportable Event (as defined in Section
4043 of ERISA), or any other event or condition, which presents a material risk of such a termination by the PBGC of any Pension Plan, (iii) allow, or permit any such Subsidiary to allow, the aggregate amount of "benefit liabilities"
(within the meaning of Section 4001(a)(16) of ERISA) under all Pension Plans of which the Borrower or any ERISA Affiliate is a "contributing sponsor" (within the meaning of Section 4001(a)(13) of ERISA) to exceed $100,000, (iv) allow, or permit any such Subsidiary to allow, any Plan to incur an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the
Code), whether or not waived, (v) engage, or permit any such Subsidiary or any
Plan to engage, in any "prohibited transaction" (within the meaning of Section
406 of ERISA or Section 4975 of the Code) resulting in any material liability to the Borrower or any ERISA Affiliate (considered by itself or together with all other such liabilities of the Borrower and all ERISA Affiliates), (vi) allow, or permit any such Subsidiary to allow, any Plan to fail to comply with the applicable provisions of ERISA and the Code in any material respect, (vii) fail, or permit any such Subsidiary to fail, to make any required contribution to any
Multiemployer Plan, or (viii) completely or partially withdraw, or permit any such Subsidiary to completely or partially withdraw, from a Multiemployer Plan, if such complete or partial withdrawal will result in any material withdrawal liability under Title IV of ERISA.

          Section 9. EVENTS OF DEFAULT.

          Upon the occurrence of any of the following specified events (each an
"EVENT OF DEFAULT"):

          9.1 PRINCIPAL AND INTEREST. The Borrower shall default in the due and punctual payment of (i) any principal due on any Loan or any Note; or (ii) any interest on any Loan or Note or in the due and punctual payment of commitment commission or other amounts due hereunder; PROVIDED THAT failure to duly and punctually make an interest payment shall not be an Event of Default under this
Section 9.1 if such interest payment is paid within five days after the date it is due and Borrower has not been late in making an interest payment on any of the Notes more than once in the preceding 6 months; or

          9.2 REPRESENTATIONS AND WARRANTIES. Any representation, warranty or statement made by any Loan Party or officer thereof in any Loan Document, or in any certificate or statement furnished pursuant to or in connection with any of the foregoing, shall prove to have been untrue in any material respect on the date as of which made; or

          9.3 COVENANTS. Any Loan Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to Section 7.4, Section 7.11 or Section 8; or

                                      -34-

          9.4 OTHER COVENANTS. Any Loan Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of this Agreement (other than those referred to in Sections 9.1, 9.2 or 9.3) and such default (which shall be capable of cure) shall continue unremedied for a period of 30 days after the earlier of the date on which the Agent gives the Borrower notice of such default or the date an officer of any Loan Party becomes aware thereof; or

          9.5 OTHER OBLIGATIONS. Any installment or installments of any
Indebtedness for Borrowed Money of any Loan Party in an aggregate amount in excess of $250,000 shall not be paid (or set off in good faith against an obligation owed to such Loan Party by the holder of such Indebtedness for
Borrowed Money) within 30 days of when the same becomes due and payable including any applicable grace period, or there shall occur and be continuing any event which constitutes an event of default under any instrument, agreement or evidence of indebtedness relating to any Indebtedness for Borrowed Money of any Loan Party in excess of $1,000,000 in aggregate principal amount, the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause the Indebtedness for Borrowed Money evidenced thereby to become due prior to its stated maturity; or

          9.6 OWNERSHIP. A Change of Control shall occur; or the Borrower shall at any time own less than 50% of the outstanding capital stock of (directly or indirectly) each of its Subsidiaries or any such stock (or any other stock issued by any Subsidiary) shall be the subject of a Lien (other than Liens to the Agent and the Banks hereunder and Permitted Liens); or

          9.7 INSOLVENCY. Any Loan Party shall dissolve or suspend or discontinue its business, or shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable or admit in writing its inability to pay its debts as they mature, shall file a petition in bankruptcy, shall become insolvent (howsoever such insolvency may be evidenced), shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, shall commence any proceedings relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against any Loan Party any such proceeding which shall remain undismissed for a period of 60 days or more, or any order, judgment or decree approving the petition in any such proceeding shall be entered; or any Loan
Party shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or in the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of 60 days or more; or any Loan Party shall take any action for the purpose of effecting any of the foregoing; or any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding or a receiver or trustee or other officer or representative of a court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the property or assets of any Loan Party; or

          9.8 SECURITY DOCUMENTS. The material breach by any Loan Party of any term or provision of any Security Document to which such Loan Party is a party, which, if such breach is susceptible of cure, has not been cured within 10 days

                                      -35-

after the earlier of the date on which the Agent gives the Borrower notice thereof or the date an officer of any Loan Party becomes aware thereof, or any
Security Document is at any time not in full force and effect; or any of the
Security Documents shall fail to grant to the Agent on behalf of the Banks the
Lien and security interest (if any) purported to be created thereby; or any
Guarantor shall assert that it is not liable as a guarantor hereunder; or

          9.9 JUDGMENTS. Unless adequately insured, final judgment for the payment of money in excess of $1,000,000 shall be rendered against any Loan
Party, and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed or contested in good faith; or

          9.10 INTERCREDITOR AGREEMENT. The Intercreditor Agreement is at any
time not in full force and effect when the obligations set forth in the
Intercreditor Agreement as being subordinated are outstanding; or

          9.11 PERMITS. Any Gaming/Racing Permit of any member of the Empire
Group shall for any reason be revoked and not re-issued to such Person within 30 days of such revocation and such revocation could be reasonably expected to have a Material Adverse Effect; or

          9.12 ERISA. Any ERISA Affiliate of the Borrower which is not a
Subsidiary of the Borrower shall fail in the performance or observance of any term, provision or agreement with respect to a Plan or a Multiemployer Plan set forth in Section 8.18 (other than 8.18 (v) or (vi)) as if such ERISA Affiliate were a Subsidiary of the Borrower;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing the Agent may (and shall, if instructed in writing by the Required Banks) by written notice to the Borrower: (i) declare the principal of and accrued interest on the Notes to be, whereupon the same shall forthwith become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and/or (ii) declare the commitments of the Banks to make Loans, whereupon such commitments of the
Banks shall forthwith terminate immediately; provided that if any Event of
Default described in Section 9.7 shall occur with respect to the Borrower, the result which would otherwise occur only upon the giving of written notice by the
Agent or the Required Banks to the Borrower as herein described shall occur automatically, without the giving of any such notice.

          Section 9A. GUARANTY.

          In order to induce the Banks and the Agent to enter into this
Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by each of the Guarantors from the proceeds of the
Loans, each Guarantor, jointly and severally, hereby agrees with the Banks and the Agent as follows.

          9A.1 THE GUARANTY. Each Guarantor hereby fully, irrevocably and unconditionally, jointly and severally, guarantees (such guarantee to be referred to herein as the "GUARANTY"), to each of the Banks and to the Agent and their respective successors and assigns that (i) the principal of, premium, if

                                      -36-

any and interest on the Loans shall be promptly paid in full when due, subject to any applicable grace period, whether upon redemption pursuant to the terms of the Notes, by acceleration or otherwise, and interest on the overdue principal, if any, and interest on any interest, if any, to the extent lawful, of the Notes and all other obligations of the Borrower to the Banks and the Agent hereunder, thereunder or under any other Loan Document shall be promptly paid in full or performed, all in accordance with the terms hereof, thereof and of the Loan
Documents; and (ii) in case of any extension of time of payment or renewal of any of the Notes or of any such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and
(ii) above, to the limitations set forth in Section 9A.3. The Guaranty of each
Guarantor shall rank senior in right of payment to all subordinated Indebtedness of such Guarantor and equal in right of payment with all other senior obligations of such Guarantor. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes, this Agreement, any Security Document, the absence of any action to enforce the same, any waiver or consent by any of the Banks with respect to any provisions hereof or thereof, any release of any other
Guarantor, the recovery of any judgment against the Borrower, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest, notice and all demands whatsoever and covenants that this Guaranty shall not be discharged except by complete performance of the obligations contained in the Notes, this Agreement and in this Guaranty. The obligations of each Guarantor are limited to the maximum amount which, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guaranty or pursuant to its contribution obligations under this Agreement, shall result in the obligations of such Guarantor under the Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. The net worth of any Guarantor for such purpose shall include any claim of such Guarantor against the Borrower for reimbursement and any claim against any other Guarantor for contribution.
Each Guarantor may consolidate with or merge into or sell its assets to the
Borrower or another Guarantor without limitation in accordance with Sections 8.7 and 8.8. If any Bank or the Agent is required by any court or otherwise to return to the Borrower, any Guarantor, or any custodian, agent, liquidator or other similar official acting in relation to the Borrower or any Guarantor, any amount paid by the Borrower or any Guarantor to the Agent or such Bank, this
Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Banks and the Agent, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in
Section 9 for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Section 9, such obligations (whether or not due and payable)
shall forthwith become due and payable by each Guarantor for the purpose of this
Guaranty.

          9A.2 RELEASE OF A GUARANTOR. A Guarantor will be released from its
Guaranty (and may subsequently dissolve) without any action required on the part

                                      -37-

of the Agent or any Bank: (1) if all of the Capital Stock issued by such
Guarantor or all or substantially all of the assets of such Guarantor are sold or otherwise disposed of (including by way of merger or consolidation) to a
Person other than the Borrower or any of its Subsidiaries and the Borrower
otherwise complies, to the extent applicable, with the conditions set forth under Section 8.7 that are required to be satisfied thereunder either prior to or concurrent with the consummation of the applicable transaction, or (2) upon satisfaction and discharge of this Agreement or payment in full of the principal of, premium, if any, accrued and unpaid interest on the Loans and all other
Obligations under the Notes, this Agreement, the Security Documents and the
Guaranties that are then due and payable. At the Borrower's expense, the Agent shall promptly deliver an appropriate instrument evidencing such release upon receipt of a request by the Borrower accompanied by an officer's certificate certifying as to the compliance with this Section 9A.2. Any Guarantor not so released remains liable for the full amount of its Guaranty as provided in this
Section 9A.

          9A.3 LIMITATION OF GUARANTOR'S LIABILITY. Each Guarantor and, by its
acceptance hereof, each of the Banks hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guaranty not constitute a fraudulent transfer or conveyance for purposes of any
Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent
Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, the Banks and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guaranty shall be limited to the maximum amount as shall, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guaranty or pursuant to Section
9A.5, result in the obligations of such Guarantor under the Guaranty not constituting such fraudulent transfer or conveyance.

          9A.4 GUARANTORS MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. Each
Guarantor (other than any Guarantor whose Guaranty is to be released in accordance with the terms of the Guaranty and this Agreement in connection with any transaction complying with Section 8.7) will not, and the Borrower will not cause or permit any Guarantor to, consolidate with or merge with or into any
Person other than the Borrower or any other Guarantor unless: (1) the entity formed by or surviving any such consolidation or merger (if other than the
Guarantor) or to which such sale, lease, conveyance or other disposition shall have been made is a corporation organized and existing under the laws of the
United States or any State thereof or the District of Columbia; (2) such entity assumes by amendment, supplement or other instrument (in form and substance reasonably satisfactory to the Agent), executed and delivered to the Agent, all of the obligations of the Guarantor under the Guaranty and the performance of every obligation of the Guaranty, the Agreement, the other Loan Documents and, to the extent applicable, the Intercreditor Agreement, and in connection therewith shall cause such instruments to be filed and recorded in such jurisdictions and take such other actions as may be required by applicable law to perfect or continue the perfection of the Lien created under the Security
Documents on the Collateral owned by or transferred to the surviving entity; (3)
immediately after giving effect to such transaction, no Default or Event of
Default shall have occurred and be continuing; and (4) immediately after giving effect to such transaction on a pro forma basis and the assumption contemplated in clause (2) above (including giving effect to any Indebtedness and Acquired

                                      -38-

Indebtedness incurred or anticipated to be incurred in connection with such transaction), the Borrower could satisfy the provisions of Sections 8.7(3)(a)
and 8.7(3)(b).

          9A.5 CONTRIBUTION. In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that each
Guarantor that makes a payment or distribution under a Guaranty shall be entitled to a pro rata contribution from each other Guarantor hereunder based on the net assets of each other Guarantor. The preceding sentence shall in no way affect the rights of the Banks to the benefits of this Agreement, the Notes, the other Loan Documents or the Guaranties.

          9A.6 WAIVER OF SUBROGATION. Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Banks in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

          9A.7 WAIVER OF STAY, EXTENSION OR USURY LAWS. Each Guarantor covenants to the extent permitted by law that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive such Guarantor from performing its Guaranty as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Guaranty; and each Guarantor hereby expressly waives to the extent permitted by law all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Agent, but shall suffer and permit the execution of every such power as though no such law had been enacted.

          9A.8 CUMULATIVE REMEDIES. All remedies of the Agent and the Banks against the Borrower and the Guarantors are cumulative. All powers of the Agent and the Banks to exercise any right or remedy against, or to require performance by, any Loan Party shall remain in full force and effect until specifically waived or released by an instrument in writing executed by the Agent and the
Required Banks.

          Section 10. REPRESENTATIONS AND WARRANTIES.

          In order to induce the Agent and the Banks to enter into this
Agreement and to make the Loans provided for herein, each of the Loan Parties party hereto makes the following representations, covenants and warranties, as of the Closing Date, which representations, covenants and warranties shall survive the execution and delivery of this Agreement and the other documents and instruments referred to herein:

          10.1 STATUS; VALIDITY. (a) Each Loan Party is a duly organized and validly existing corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization and has the corporate or limited liability company power and authority to own or hold under lease its property and assets, to transact the business in which it is engaged, to enter into and perform this Agreement and the other Loan Documents to which it is party, and, as to the Borrower, to borrow hereunder. Each Loan Party is duly qualified or licensed as a foreign corporation or limited liability company in good standing in each jurisdiction where failure to so qualify would have a
Material Adverse Effect.

                                      -39-

          (b) The execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents to which each is party and the other documents, agreements or instruments provided for therein to which each is party, the consummation of the transactions contemplated thereunder and the use of the proceeds of the Loans contemplated on the Closing Date have been duly authorized by all necessary corporate or limited liability company and stockholder or member action. This Agreement and the other Loan Documents and the other documents, agreements or instruments provided for therein to which each is party are the legal, valid and binding obligations of the Loan Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          10.2 COMPLIANCE WITH OTHER INSTRUMENTS. (a) No Loan Party or
Subsidiary is in material default under any material contract, indenture or other agreement to which it is a party, and (b) neither the execution, delivery or performance of this Agreement and the other Loan Documents nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will (i) contravene any provision of any Legal Requirement or (ii) conflict or will be inconsistent with or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or, except as provided by the
Security Documents, result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Loan
Party pursuant to the terms of any indenture, mortgage, deed of trust or other agreement to which such Loan Party is a signatory or by which such Loan Party is bound or to which such Loan Party may be subject or (iii) violate any provision of the Charter Documents of such Loan Party except with respect to matters described in the foregoing clauses (a) and (b) which could not reasonably be expected to have a Material Adverse Effect.

          10.3 LITIGATION. Except as disclosed in the SEC Documents or the
Offering Circular (or, with respect to actions, suits and proceedings not pending or threatened prior to the Closing Date, as notified to the Agent after the Closing Date pursuant to Section 7.2), there are no actions, suits or proceedings pending or, to the knowledge of any Guarantor or the Borrower, threatened, against or affecting any Loan Party before any Government Authority, which, if adversely determined, would have a Material Adverse Effect on the
Borrower or on the Empire Group, taken as a whole.

          10.4 COMPLIANCE WITH LAW. Except as disclosed on Schedule 10.4(a) to this Agreement or matters which could not result in a Material Adverse Change in respect of the Borrower or the Empire Group taken as a whole: (a) all business and operations of each Loan Party have been and are being conducted in accordance with all applicable Legal Requirements; (b) each Loan Party has obtained all permits, licenses and authorizations, or consents which are otherwise necessary, for such Person to conduct its business as it is conducted
(including, without limitation, the ownership and the operation of the
Gaming/Racing Facilities) and all of which are listed on Schedule 10.4(b) to this Agreement; and (c) no Loan Party or Subsidiary is a party to or to its knowledge has been threatened with, and to its knowledge there are no facts existing as a basis for any governmental or other proceeding which might result in a suspension, limitation or revocation of any such permit, license or authorization.

                                      -40-

          10.5 CAPITALIZATION. (a) Schedule 10.5(a) to this Agreement is a true, correct and complete list (as to each member of the Empire Group) of such
Person's authorized Capital Stock, the par value of same, and the number of such shares or membership interests issued and outstanding. All of the shares and membership interests of Subsidiaries of the Borrower listed on said schedule as outstanding have been duly and validly issued, are fully paid and nonassessable, are now outstanding, are owned beneficially and of record as indicated on said schedule, and are owned free and clear of all Liens (except Permitted Liens).

          (b) Except as disclosed on Schedule 10.5(b) to this Agreement, no member of the Empire Group has outstanding any option, warrant, bonds, debentures or other right, put, call or commitment to issue, or any obligation or commitment to purchase any of its authorized Capital Stock, or any securities convertible into or exchangeable for any of its authorized Capital Stock.

          10.6 GOVERNMENTAL APPROVALS. No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any Government Authority is required to authorize, or is required in connection with the execution, delivery and performance of this Agreement or the other Loan Documents by any Loan Party except for any of the foregoing which shall have been obtained, received or filed and except for filings necessary for perfection of Liens in favor of the Banks.

          10.7 FEDERAL RESERVE MARGIN REGULATIONS; PROCEEDS. (a) No member of the Empire Group is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loans will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

          (b) On the Closing Date, $400,000 of the Loans shall be used to make a deposit in the Reserve Account. The proceeds of Interest Advances shall be used to pay accrued and unpaid interest on the Loans. The proceeds of LOC Cash
Collateral Advances shall be used to make a deposit into a cash collateral account to serve as security for the reimbursement of any letter of credit posted by the Borrower in connection with the acquisition of up to 2,500 acres of land by the Cayuga Indian Nation of New York in accordance with Article IV,
Section A(2)(b) of the Agreement of Settlement, if such land is intended and qualifies to be designated as "Cayuga Treaty Land" (as such term is defined in the Agreement of Settlement). The proceeds of all other Loans shall be used solely for working capital purposes and general corporate purposes of the
Borrower and its consolidated Subsidiaries.

          10.8 TAXES. (a) All tax returns of any nature whatsoever, including but not limited to, all Federal income and material, payroll, stock transfer, and excise tax returns and all appropriate and material state and local income, sales, excise, payroll, franchise and real and personal property tax returns, and corresponding returns under the laws of any jurisdiction, which are required to be filed by each Loan Party have been or will be filed by the due date or extended due date of such returns.

          (b) Except for amounts which in the aggregate do not exceed $50,000,
(i) all tax amounts due and payable with respect to each member of the Empire

                                      -41-

Group have been paid or accrued, and (ii) there are no tax liabilities, interest or penalties payable which remain unpaid or accrued.

          10.9 INVESTMENT COMPANY ACT. No any Loan Party is an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is a "holding company" as defined in the Public Utility Holding Company Act of 1935, as
amended, or subject to any other federal or state statute or regulation limiting its ability to incur Indebtedness for Borrowed Money other than the
Gaming/Racing Law.

          10.10 PROPERTIES OF THE BORROWER. All Real Property of the Loan
Parties and the locations thereof as of the Closing Date are listed on Schedule
6.4(c) to this Agreement. There are no patents, trademarks, copyrights or trade names that are material to any Loan Party's business or operations except as set forth on Schedule 10.10. All material contracts, indentures and other agreements or similar commitments of the Loan Parties are in full force and effect to the knowledge of any of the Loan Parties, none of the parties thereunder are in material default thereunder and no written notice of default has been given or received.

          10.11 FINANCIAL CONDITION. (a) The audited consolidated Financial
Statements of the Borrower and its consolidated Subsidiaries for each of its
Fiscal Years ending in 2002-2003 (inclusive), have been delivered to the Agent, have been prepared in accordance with GAAP and fairly present the financial condition and the results of operations of the Borrower and its consolidated
Subsidiaries for the periods covered thereby.

          (b) There has been no Material Adverse Change in respect of the Empire
Group since December 31, 2003 except as disclosed in the SEC Documents or the
Offering Circular.

          (c) At the time of, and after giving effect to, the making of each
Loan, each Loan Party (i) is Solvent, and (ii) possesses, in the opinion of such
Loan Party, sufficient capital to conduct the business in which it is engaged.

          (d) Schedule 10.11 lists all Capital Leases to which any Loan Party is a party as of the Closing Date.

          10.12 ENVIRONMENTAL MATTERS. Except as set forth in the Langhan
Environmental Report and except as would not reasonably be expected to have a
Material Adverse Effect, (a) each Loan Party (and any predecessor in interest of any of them) has been and continues to be in material compliance with all applicable Environmental Laws;

          (b) Each Loan Party has obtained all material permits and approvals required under Environmental Laws, including all material environmental, health and safety permits, licenses, approvals, authorization, variances, agreements, and waivers of Government Authorities ("ENVIRONMENTAL PERMITS") necessary for the conduct of its business and the operation of its facility, and all such
Environmental Permits are in good standing and each Loan Party is in compliance with all material terms and conditions of such Environmental Permits;

          (c) No Loan Party nor any of its Properties or operations is subject to any outstanding written order from or written agreement with any Government
Authority or other Person or is subject to any judicial or docketed

                                      -42-

administrative proceeding respecting any (x) Environmental Law, (y) Remedial
Action or (z) Environmental Claim or Environmental Costs;

          (d) There are no conditions or circumstances now or formerly associated with any Property or operations by any Loan Party (or any predecessor in interest of any of them) which would reasonably be expected to prevent or interfere with material compliance by any Loan Party or Subsidiary with any applicable Environmental Laws or form the basis of any Environmental Claim or give rise to Non-Routine Environmental Costs;

          (e) No Environmental Claim (including, without limitation, in respect of any alleged violation of any Environmental Laws) is pending or threatened against, or has been received by, any Loan Party;

          (f) No Environmental Lien and no unrecorded Environmental Lien has attached to any Property of any Loan Party and no action has been taken by any
Person which would reasonably be expected to subject any such Property to any
Environmental Lien;

          (g) No Loan Party (nor any predecessor in interest of any of them) has transported or arranged for the transportation of any Contaminant to any location which is (i) listed on the National Priorities List under the
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, (ii) listed for possible inclusion on the National Priorities List by the United States Environmental Protection Agency, or (iii) listed on any similar state list;

          (h) Except as complies with all Environmental Laws, no Loan Party is required to place any notice of restriction relating to the presence of any
Contaminant on, in, under or emanating from any Property in any deed to such
Property; and

          (i) Except as complies with all Environmental Laws, no Property is located in, and no operations by any Loan Party (or any predecessor in interest of any of them) affect, any Environmentally Sensitive Area.

          10.13 DISCLOSURE. Neither this Agreement or any other Loan Document nor any statement, list, certificate or other document or information, or any
Schedule to this Agreement, delivered or to be delivered to the Agent or the
Banks contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

          10.14 COMPLIANCE WITH ERISA. Each Loan Party and each ERISA Affiliate and each Plan and the trusts maintained pursuant to such plans are in compliance in all material respects with the presently applicable provisions of Sections
401 through and including 417 of the Code, and of ERISA and (i) no event which constitutes a Reportable Event as defined in Section 4043 of ERISA has occurred and is continuing with respect to any Plan which is or was covered by Title IV of ERISA, (ii) no Plan which is subject to Part 3 of Subtitle B of Title 1 of
ERISA has incurred any "accumulated funding deficiency" (within the meaning of
Section 302 of ERISA or Section 412 of the Code) whether or not waived, and
(iii) no written notice of liability has been received with respect to any Loan
Party or Subsidiary for any "prohibited transaction" (within the meaning of
Section 4975 of the Code or Section 406 of ERISA), nor has any such prohibited transaction resulting in liability to any Loan Party or ERISA Affiliate occurred. No Loan Party or any ERISA Affiliate (i) has incurred any liability to the PBGC (or any successor thereto under ERISA), or to any trustee of a trust established under Section 4049 of ERISA, in connection with any Plan (other than liability for premiums under Section 4007 or ERISA), (ii) has incurred any

                                      -43-

withdrawal liability under Subtitle E of Title IV of ERISA in connection with any Plan which is a Multiemployer Plan, nor (iii) has contributed or has been obligated to contribute on or after September 26, 1980, to any "multiemployer plan" (within the meaning of Section 3(37) of ERISA) which is subject to Title
IV of ERISA.

          The consummation of the transactions contemplated by this Agreement
(i) will not give rise to any liability on behalf of any Loan Party or its ERISA
Affiliates under Title IV of ERISA to the PBGC (other than ordinary and usual
PBGC premium liability), to the trustee of a trust established pursuant to
Section 4049 of ERISA, or to any Multiemployer Plan, and (ii) will not constitute a "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code.

          10.15 THE SECURITY DOCUMENTS. (a) Each Security Document when delivered will grant a security interest or lien in the properties or rights intended to be covered thereby (the "COLLATERAL") which (i) will constitute a valid and enforceable security interest under (A) the Uniform Commercial Code of the State by which any Security Document is governed (as applicable, the "UCC")
or (B) with respect to the Mortgages, the real estate recording acts of New York and each other jurisdiction (if any) where real estate owned or leased by a Loan
Party is located (the "RECORDING ACT"), as the case may be, (ii) will be entitled to all of the rights, benefits and priorities provided by the UCC or, with respect to the Mortgages, the Recording Act, and (iii) when such Security
Documents or financing statements with respect thereto are filed and recorded as required by the UCC or the Recording Act, will be superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of mortgage, pledge, lien, security interest, encumbrance or otherwise, except for
Permitted Liens. All such action as is necessary in law has been taken, or prior to the Closing Date will have been taken, to establish and perfect the security interest of the Agent and the Banks in the Collateral and to entitle the Banks or the Agent on behalf of the Banks to exercise the rights and remedies provided in each of the Security Documents and the UCC or the Recording Act, as
applicable, and no filing, recording, registration or giving of notice or other action is required in connection therewith except such as has been made or given or will have been made or given prior to such date. All filing and other fees and all mortgage recording or other tax payable with respect to the recording of any of the Security Documents and UCC financing statements have been paid or provided for.

          (b) Upon establishment of the Reserve Account and the deposit of funds therein, Sections 2.4 will create, as security for Borrower's Obligations, valid, enforceable and perfected security interests under applicable law in the
Reserve Account in favor of the Agent and the Banks superior and prior to the rights of all third parties and subject to no other Liens (other than Permitted
Liens). All such action as is necessary in law will be taken prior to the date of such deposit to establish and perfect the security interest of the Agent and the Banks in the Reserve Account and to entitle the Agent and the Banks to

                                      -44-

exercise the rights and remedies provided in this Agreement and applicable law, and no filing, recording, registration or giving of notice or other action is required or will be required in connection therewith.

          10.16 GAMING/RACING PERMITS AND APPROVALS. All Gaming/Racing Permits
required to be held by Empire Group are current and in good standing and the
Loan Parties presently hold all Gaming/Racing Permits necessary for the continued operation of the Gaming/Racing Facilities.

          10.17 LABOR RELATIONS. There is no strike or work stoppage in existence, or to the best knowledge of Borrower threatened, involving any Loan
Party or the Gaming/Racing Facilities that reasonably would be expected to result in a Material Adverse Change.

          10.18 TRADEMARKS, PATENTS, LICENSES, FRANCHISES, FORMULAS AND
COPYRIGHTS. Each of the Loan Parties owns all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or has a valid license or sublicense of rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its respective businesses, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse
Change on the business, operations, property, assets or condition (financial or otherwise) of the Loan Parties. Each of the patents, trademarks, servicemarks, tradenames and copyrights owned by the Loan Parties under the common law or which is registered with any Governmental Authority is set forth on Schedule
10.10.

          10.19 FF& E. The Empire Group shall furnish, fixture and equip the
Gaming/Racing Facilities with FF& E it reasonably deems appropriate for the operation of the Gaming/Racing Facilities. All FF& E that is purchased and installed in the Gaming/Racing Facilities shall be purchased free and clear of any liens, encumbrances or claims, other than Permitted Liens.

          Section 11. AGENT.

          11.1 APPOINTMENT. The Banks hereby irrevocably appoint Bank of
Scotland to act as Agent hereunder and as Agent or "Assignee" or "Secured Party"
or "Mortgagee" or other specified designation (in each case as applicable) under the Security Documents (in such capacity, the "AGENT"). Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of such
Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the Notes, the Security
Documents, the other Loan Documents and any other instruments and agreements referred to therein and to exercise such powers thereunder as are specifically delegated to or required of it by the terms thereof and such other powers as are reasonably incidental thereto; PROVIDED THAT the Agent shall not take any action to foreclose upon any Mortgage or realize upon any other security interest in any of the Collateral, or release any Collateral, without the consent of the
Required Banks. The Agent may perform any of its duties under any of the Loan
Documents by or through its agents or employees.

                                      -45-

          11.2 NATURE OF DUTIES. The Agent shall have no duties or
responsibilities except those expressly set forth in the Loan Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any Bank for any action taken or omitted by it under any of the Loan
Documents, or in connection therewith unless caused by its or their gross negligence or willful misconduct. Nothing in the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Loan Documents except as expressly set forth therein. The duties of the Agent under the Loan Documents shall be mechanical and administrative in nature and the Agent shall not have by reason of its duties under the Loan Documents a fiduciary relationship in respect of any Bank.
The Agent agrees to deliver promptly to each Bank (i) copies of notices received by it pursuant to Sections 7.1, 7.2, 7.11 and 7.14 of this Agreement, and (ii)
copies of all documents required to be delivered hereunder by the Borrower to the Banks directly but that are not so delivered to any Bank (but were delivered to the Agent) if such Bank notifies the Agent that it has not received such document or documents, specifying same.

          11.3 LACK OF RELIANCE. Independently and without reliance on the
Agent, each Bank to the extent it deems appropriate has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and the continuance of the Loans and its Loan Commitment hereunder and the taking or not taking of any action in connection herewith, (ii) its own appraisal of the credit worthiness of the Loan Parties and (iii) its own independent investigation and appraisal of the Collateral; and, except as expressly provided in the Loan Documents, the
Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the date hereof or at any time or times thereafter. The Agent shall not be responsible to any Bank for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization, execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency of any of the Loan Documents, the financial condition of the Loan Parties or the condition of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of any of the Loan Documents, the financial condition of the Loan Parties or the existence or possible existence of any Event of Default or Default.

          11.4 CERTAIN RIGHTS. If the Agent requests instructions from the Banks or Required Banks with respect to any interpretation, act or action (including failure to act in connection with this Agreement or any of the other Loan
Documents) the Agent shall be entitled to refrain from such act or taking such actions unless and until it shall have received instructions from the Banks or the Required Banks, as the case may be; and the Agent shall not incur liability to any Person by so refraining. Without limiting the foregoing, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any of the other Loan
Documents in accordance with the instructions of the Required Banks (as to matters requiring the consent of the Required Banks) or all the Banks (as to matters requiring the consent of all the Banks). The Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless, if it requests, it shall first be indemnified to its satisfaction by the
Banks against any and all liability and expense which may be incurred by it by reason of taking, continuing to take or not taking any such action.

                                      -46-

          11.5 RELIANCE. The Agent shall be entitled to rely upon any written notice or any telephone message believed by it to be genuine or correct and to have been signed, sent or made by the proper authorized Person, and, with respect to all legal matters pertaining to the Loan Documents and its duties thereunder, upon advice of counsel selected by it.

          11.6 INDEMNIFICATION. To the extent the Agent is not reimbursed or indemnified by the Borrower, the Banks will reimburse and/or indemnify the
Agent, in proportion to the then-outstanding aggregate principal amount of their
Loans, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred or sustained by or asserted against the Agent, acting pursuant hereto or any of the other Loan
Documents in its capacity provided for in this Section 11, in any way relating to or arising out of this Agreement, or any of the other Loan Documents,
PROVIDED, HOWEVER, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

          11.7 AGENT, INDIVIDUALLY. With respect to its Loan Commitments under this Agreement, the Loans made by it and any Note issued to or held by it, the
Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Bank or holder of a Note. The terms "Bank" or "holders of
Notes" or any similar terms shall, unless the context clearly otherwise indicates, not exclude the Agent in its individual capacity as a Bank or holder of a Note. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Loan Party or any of its Subsidiaries as if it were not acting pursuant hereto, and may accept fees and other consideration from any Loan Party or any of its Subsidiaries for services as the Agent in connection with this Agreement and the other Loan
Documents and for services otherwise than as the Agent without having to account for the same to the Banks.

          11.8 HOLDERS OF NOTES. The Agent may deem and treat the payee of any
Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been received by the
Agent. Any request, authority or consent of any Person, who at the time of making such request or of giving such authority or consent is the payee of any
Note, shall be conclusive and binding on any subsequent holder, transferee, assignee or payee of such Note or of any Note or Notes issued in exchange therefor.

          11.9 RESIGNATION. The Agent may resign at any time from the performance of all its functions and duties hereunder and under the other Loan
Documents by giving 30 days prior written notice to the Borrower and each Bank.
Such resignation shall take effect upon the expiration of such 30 day period or upon the earlier appointment of a successor. In case of the resignation of the
Agent, the Required Banks may appoint a successor by a written instrument signed by the Required Banks; however, any such successor (if not an Affiliate of Bank of Scotland) shall be a commercial bank having a combined capital and surplus of at least $1,000,000,000 and be subject to the prior approval of the Borrower, such consent not to be unreasonably withheld or delayed. Any successor shall execute and deliver to the Agent an instrument accepting such appointment, and thereupon such successor, without further act, shall become vested with all the

                                      -47-

estates, properties, rights, powers, duties and trusts of the Agent hereunder and with like effect as if originally named as "Agent" herein and therein, and upon request, the predecessor Agent shall take all actions and execute all documents necessary to give effect to the foregoing. In the event the Agent's resignation becomes effective at a time when no successor has been named, all notices, other communications and payments hereunder required to be given by or to the Agent shall be sufficiently given if given by the Required Banks (or all
Banks, if the consent of all Banks is required therefor hereunder) or to each
Bank, as the case may be. In such event, all powers specifically delegated to the Agent may be exercised by the Required Banks and the Required Banks shall be entitled to all rights of the Agent hereunder.

          11.10 REIMBURSEMENT. Without limiting the provisions of Section 11.6, the Banks and the Agent hereby agree that the Agent shall not be obligated to make available to any Person any sum which the Agent is expecting to receive for the account of that Person until the Agent has determined that it has received that sum. The Agent may, however, disburse funds prior to determining that the sums which the Agent expects to receive have been finally and unconditionally paid to the Agent, if the Agent wishes to do so. If and to the extent that the
Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Person to whom the Agent made the funds available shall, on demand from the Agent:

               (a) refund the Agent the sum paid to that Person; and

               (b) reimburse the Agent for the additional amount certified by the Agent as being necessary to indemnify the Agent against any funding or other cost, loss, expense or liability sustained or incurred by the Agent as a result of paying out the sums before receiving it; provided, HOWEVER, that if such funds were made available to any Bank, such additional amount shall be limited to interest on the sum to be repaid, for each day from the date such amount was disbursed until the date repaid to the Agent, at (for the first three days) the customary rate set by the Agent for correction of errors among banks, and thereafter at the Base Rate (or, if greater and in respect of a Loan made to the Borrower, the rate from time to time prevailing on such Loan).

          Section 12. MISCELLANEOUS.

          12.1 CALCULATIONS AND FINANCIAL DATA. Calculations hereunder
(including, without limitation, calculations used in determining, or in any certificate of any Loan Party reflecting, compliance by any Loan Party with the provisions of this Agreement) shall be made and financial data required hereby shall be prepared both as to classification of items and as to amount in accordance with GAAP consistent with the Financial Statements described in
Section 10.11(a); PROVIDED THAT for purposes of Sections 2.4(e) and 8.12 no effect shall be given to any change in GAAP from those in effect on November 30,
2004.

          12.2 AMENDMENT AND WAIVER. Except as otherwise provided, no provision of any of the Loan Documents may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Required Banks (or the Agent on their behalf) and the Borrower, except that waivers of provisions relating to a Loan Party's performance or non-performance of its obligations

                                      -48-

hereunder or thereunder need not be signed by such Loan Party or any other Loan
Party; PROVIDED HOWEVER that: (i) the written consent of the Agent shall also be required to change, waive, discharge or terminate provisions of Section 4.2 or
11, and (ii) the written consent of the Guarantors shall also be required to change, waive, discharge or terminate provisions of Section 9A; and PROVIDED
FURTHER that without the consent of all of the Banks (or the Agent on their behalf) no change, waiver, discharge or termination may be made that would change the amount of any Bank's Loan Commitment; decrease the principal of any
Loan; decrease the interest rate payable on any Loan; decrease the rate of commitment commission payable pursuant to Section 4.1 or the amount of the fee payable pursuant to Section 4.2; extend the final maturity date of any Loan
(except as expressly provided herein); extend the termination date of the
Commitment Period; change the definition of "Required Banks" or modify this
Section 12.2. Any such change, waiver, discharge or termination shall be effective only in the specific instance and for the specific purposes for which made or given.

          12.3 EXPENSES. (a) Whether or not the transactions hereby contemplated shall be consummated, the Borrower shall pay all reasonable out-of-pocket costs and expenses of (x) the Agent incurred in connection with the preparation, execution, delivery, administration, filing and recording of, and (y) of the
Agent and the Banks incurred in connection with the amendment (including any waiver or consent), modification, and enforcement of or preservation of any rights under, this Agreement, the other Loan Documents, the making and repayment of the Loans and the payment of all interest and fees, including, without limitation, (A) the reasonable fees and expenses of Sullivan &  Worcester LLP, counsel for the Agent, and any special or local counsel retained by the Agent, and with respect to enforcement, the reasonable fees and expenses of counsel for the Agent or any Bank, (B) the reasonable fees and expenses of consultants and appraisers retained by the Agent in connection with the transactions contemplated hereunder, and (C) printing, travel, title insurance, mortgage recording, filing, communication and signing taxes and costs, PROVIDED, that the legal fees of counsel to the Agent in connection with the preparation, execution, delivery, administration, filing and recording of the Loan Documents shall not exceed an aggregate of $60,000 so long as the Closing Date occurs on or before January 11, 2005.

          (b) The Borrower agrees to pay, and to save the Agent and the Banks harmless from (x) all present and future stamp, filing and other similar taxes, fees or charges (including interest and penalties, if any), which may be payable in connection with the Loan Documents or the issuance of the Notes or any modification of any of the foregoing, and (y) all finder's and broker's fees in connection with the transactions contemplated by this Agreement and the other
Loan Documents.

          (c) The Borrower agrees to indemnify, pay and hold harmless the Agent, each Bank, any Bank Assignee and each holder of a Note, solely in their capacities as such under this Agreement and the other Loan Documents and not in any other capacity, and their respective present and future officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") from and against all liability, losses, damages and expenses (including, without limitation, legal fees and expenses) arising out of, or in any way connected with, or as a result of (i) the execution and delivery of this Agreement, the other Loan
Documents, or the documents or transactions contemplated hereby and thereby or the performance by the parties hereto or thereto of their respective obligations hereunder and thereunder or relating thereto; or (ii) any claim, action, suit,

                                      -49-

investigation or proceeding (in each case, regardless of whether or not the
Indemnified Party is a party thereto or target thereof) in any way relating to any Collateral, the Borrower, any other Loan Party or Subsidiary or any
Affiliate of any of the foregoing in respect of this Agreement, any other Loan
Document or any other document or transaction in connection herewith or therewith or relating thereto; or (iii) any actual or alleged violation by any
Loan Party, Affiliate or Subsidiary (or any predecessor in interest of any of them) of any Environmental Law, any Environmental Claim or Environmental Cost or
the imposition of any Environmental Lien, or any breach of any covenant set forth in Section 7.14 or any representation or warranty set forth in Section
10.12; PROVIDED that the Borrower shall not be liable to any Indemnified Party for any portion of such liabilities, losses, damages and expenses sustained or incurred as a direct result of the gross negligence or willful misconduct of the
Agent or any Bank.

          (d) All obligations provided for in this Section 12.3 and Sections
3.5, 3.6, 3.7, 4.1, 5.2 and 11.6 shall survive any termination of this Agreement and the Total Loan Commitment and the payment in full of the Loans.

          12.4 BENEFITS OF AGREEMENT; DESCRIPTIVE HEADINGS. (a) This Agreement
shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and, in particular, shall inure to the benefit of the holders from time to time of the Notes;
PROVIDED, HOWEVER, that no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the
Banks and any such purported assignment or transfer shall be void; PROVIDED,
FURTHER, HOWEVER, neither the Agent nor the Banks may assign or transfer any of its rights or obligations hereunder except in compliance with Section 12.4(d)
and any such purported assignment or transfer shall be void. In furtherance of the foregoing, each Bank shall be entitled at any time to grant participations in the whole or any part of its rights and/or obligations under this Agreement, the Loan Documents or any Loan or Note to any Person. No such participation pursuant to this Section 12.4(a) shall relieve any Bank from its obligations hereunder and the Borrower and the other Loan Parties need deal solely with the
Agent and the Banks with respect to waivers, modifications and consents to this
Agreement, the Loan Documents or the Notes. Any such participant is referred to in this Agreement as a "BANK ASSIGNEE". The Borrower agrees that the provisions of Sections 3.4, 5.2 and 12.3 shall run to the benefit of each Bank Assignee and its participations or interests herein, and any Bank may enforce such provisions on behalf of any such Bank Assignee. The Borrower hereby further agrees that any such Bank Assignee may, to the fullest extent permitted by applicable law, exercise the right of setoff with respect to such participation (and in an amount up to the amount of such participation) as fully as if such Bank Assignee were the direct creditor of the Borrower. Any Bank may furnish any information concerning the Loan Parties in its possession from time to time to Bank
Assignees (including prospective Bank Assignees). Each Bank shall notify
Borrower of any participation granted by it pursuant to this Section 12.4(a) but neither the Borrower's approval nor that of any other Loan Party shall be required for any such participation. Borrower shall not be responsible for any due diligence costs or legal expenses of such Bank Assignees in connection with their entering into such participation.

          (b) The descriptive headings of the various provisions of this
Agreement and the other Loan Documents are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                                      -50-

          (c) Notwithstanding anything to the contrary contained herein or in any of the Loan Documents, unless the Agent, the Borrower or a Bank otherwise requests with respect to any specific exhibit, exhibits to this Agreement shall not be required to be attached to the execution or any other copy of this
Agreement, and any references in this Agreement or the other Loan Documents to such exhibits as "Exhibits hereto," "Exhibits to this Agreement," or words of similar effect shall be deemed to refer to such document as executed by the parties thereto and delivered on the Closing Date.

          (d) Any Bank may at any time assign to any other Bank or any affiliate of any Bank, or to one or more additional banks or financial institutions
("PURCHASING BANKS"), all or any part of its Loan Commitment (and corresponding
Loans and Note) pursuant to a Transfer Supplement ("TRANSFER SUPPLEMENT"), substantially in the form of Exhibit F to this Agreement, executed by such
Purchasing Bank, such transferor Bank and the Agent; PROVIDED, HOWEVER, that
(subject to applicable law) each such assignment shall be limited to an amount equal to the lesser of (x) such Bank's Loan Commitments then in effect, or (y) a minimum amount of $1,000,000 and integral multiples of $500,000 above such amount; PROVIDED, FURTHER, HOWEVER, that, unless an Event of Default shall have occurred and be continuing, no Bank shall transfer any part of its Loan
Commitment (and corresponding Loans and Note) to any person other than an
Affiliate of such Bank without the prior written consent of the Borrower in its sole discretion. Such Transfer Supplement shall be deemed to amend this
Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of the percentage of the Loan Commitments, Notes and Loans (and related rights and obligations)
held by the transferor Bank and the Purchasing Bank arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank pursuant to the Transfer Supplement. Upon the consummation of any transfer to a Purchasing Bank pursuant to this Section 12.4(d), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a replacement Note (dated the same date as the Note being replaced) is issued to such transferor Bank and a new Note (dated the same date as the Note being replaced) or, as appropriate, a replacement Note (dated the same date as the Note being replaced) issued to such Purchasing Bank, in each case in principal amounts reflecting their Loan Commitments or, as appropriate, their outstanding Loans, as adjusted pursuant to such Transfer Supplement.

          12.5 NOTICES, REQUESTS, DEMANDS, ETC. Except as otherwise expressly provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered if sent by Federal Express or other similar overnight delivery service, or when received (when mailed, postage prepaid, by registered or certified mail, return receipt requested), or (in the case of telex, telegraphic, telecopier or cable notice or electronic mail) when received by the telex, telegraph, telecopier or electronic mail "in-box" of the recipient: (i)
if to the Agent, at the Closing Office, (ii) if to a Bank, at the address specified with its signature below, and (iii) if to a Guarantor or the Borrower, at its address specified with its signature below (Attention: President), or to such other addresses as any of the parties hereto may hereafter specify to the others in writing, provided that communications with respect to a change of address shall be deemed to be effective when actually received.

                                      -51-

          12.6 GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE GOVERNED BY
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK
(REGARDLESS OF THE PLACE WHERE THIS AGREEMENT, OR ANY AMENDMENT HERETO, IS
EXECUTED).

          12.7 COUNTERPARTS; TELECOPIES. This Agreement and the other Loan
Documents may be executed in any number of counterparts by the different parties hereto and thereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all counterparts for each Loan
Document shall together constitute one and the same agreement. Complete sets of counterparts of this Agreement shall be lodged with the Borrower and the Agent.
Telecopied signatures hereto and to the other Loan Documents shall be of the same force and effect as an original of a manually signed copy.

          12.8 WAIVER. No failure or delay on the part of the Agent or any Bank in exercising any right, power or privilege under this Agreement or any other
Loan Document, and no course of dealing between any Loan Party or Subsidiary and the Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent or any Bank would otherwise have pursuant to such documents or at law or equity. No notice to or demand on any Loan Party in any case shall entitle such Loan Party or any other
Loan Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent or any Bank to any other or further action in any circumstances without notice or demand.

          12.9 PRO RATA SHARING. The Banks agree among themselves that, with respect to all sums received by the Banks applicable to the payment of the principal of or interest on the Notes (except as otherwise provided in Section
3.5, 3.6, 3.7, 5.2 or 5.3), equitable adjustment will be made between the Banks so that, in effect, all such sums shall be shared ratably by each of the Banks
(in accordance with the outstanding principal amounts of their respective Notes)
whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or cross-action or by the enforcement of any or all of the Notes or otherwise. If any Bank receives any payment on its Note of a sum or sums in excess of its pro rata portion (except as otherwise provided in Section 3.5, 3.6, 3.7, 5.2 or
5.3), then such Bank receiving such excess payment shall purchase for cash from the other Banks an interest in their Notes in such amount as shall result in a ratable participation by all of the Banks in the aggregate unpaid amount of
Notes then outstanding; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered by such Bank, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Each of the Loan Parties party hereto hereby agrees that any
Bank so purchasing a participation from another Bank pursuant to this Section
12.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Bank were the direct creditor of such Loan Party in the amount of such participation.

                                      -52-

          12.10 JURISDICTION. EACH GUARANTOR AND THE BORROWER HEREBY AGREES THAT
ANY LEGAL ACTION OR PROCEEDING AGAINST SUCH LOAN PARTY WITH RESPECT TO THIS
AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS OR THE DOCUMENTS
DELIVERED IN CONNECTION THEREWITH MAY BE BROUGHT IN THE COURTS OF THE STATE OF
NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW
YORK AS THE AGENT OR ANY BANK MAY ELECT, and, by execution and delivery hereof, each of the Guarantors and the Borrower accepts and consents for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Required Banks in writing, with respect to any action or proceeding brought by it against the Agent or any Bank and any questions relating to usury. Each of the Guarantors and the Borrower agrees that Sections
5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to the Loan Documents and waives any right to stay or to dismiss any action or proceeding brought before said courts on the basis of FORUM NON
CONVENIENS. Each Loan Party hereby irrevocably consents that all process served or brought against such Loan Party with respect to any such proceeding in any such court in New York shall be effective and binding service in every respect if sent by registered mail, or (if permitted by law) by Federal Express or other similar overnight delivery service to such Loan Party at its address set forth below. Nothing herein shall affect the right of the Agent or the Banks to serve process in any other manner permitted by law or shall limit the right of Agent or any Bank to bring proceedings against any Loan Party in the courts of any other court or tribunal otherwise having jurisdiction.

          12.11 SEVERABILITY. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

          12.12 RIGHT OF SET-OFF. In addition to any rights now or hereafter granted under applicable law or otherwise and not by way of limitation of any such rights, upon the occurrence of an Event of Default each of the Banks is hereby authorized at any time or from time to time, without notice to any Loan
Party or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Bank to or for the credit or the account of any Loan Party against and on account of the obligations and liabilities of such Loan Party now or hereafter existing under any of the Loan Documents irrespective of whether or not any demand shall have been made thereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured. The
Bank or Banks exercising any rights granted under this Section 12.12 shall thereafter notify the affected Loan Party and the Agent of such action; PROVIDED
THAT the failure to give such notice shall not affect the validity of such set-off and application.

          12.13 NO THIRD PARTY BENEFICIARIES. This Agreement is solely for the benefit of the Agent, the Banks, the Borrower, the Guarantors and their respective successors and assigns (except as otherwise expressly provided herein) and nothing contained herein shall be deemed to confer upon anyone other than the parties hereto and their respective successors and assigns any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of the Banks to make the

                                      -53-

Loans hereunder are imposed solely and exclusively for the benefit of the Banks and their respective successors and assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Person shall under any circumstances be deemed to be beneficiary of such conditions.

          12.14 SURVIVAL; INTEGRATION. (a) Each of the representations, warranties, terms, covenants, agreements and conditions contained in this
Agreement shall specifically survive the execution and delivery of this
Agreement and the other Loan Documents and the making of Loans and shall, unless otherwise expressly provided, continue in full force and effect until the Loan
Commitments have been terminated and the Loans together with interest thereon, the commitment commissions, the fees and compensation of the Agent, and all other sums payable hereunder or thereunder have been indefeasibly paid in full.

          (b) This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all other prior agreements, written or oral, on the subject matter hereof and thereof. In the event of any direct conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; PROVIDED that the inclusion of supplemental rights or remedies in favor of the Agent or the Banks in any other Loan Document shall not be deemed a conflict with this Agreement.
Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

          12.15 DOMICILE OF LOANS. Any Bank may make, maintain or transfer any of its Loans hereunder to, or for the account of, any branch office, subsidiary or affiliate of such Bank.

          12.16 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GUARANTORS, THE
AGENT AND THE BANKS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY
AND ALL RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION
BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY
OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS
(WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY LOAN PARTY, THE AGENT OR THE
BANKS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS
ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  [Remainder of Page Intentionally Left Blank]

                                      -54-

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                                EMPIRE RESORTS, INC.
c/o Monticello Raceway
Route 17B
P.O. Box 5013
Monticello, New York, 12701
Telecopier No.:  (845) 807-0000                 By /s/ Scott A. Kaniewski
                                                  -----------------------------
                                                  Name:  Scott A. Kaniewski
                                                  Title: CFO

                                                ALPHA MONTICELLO, INC.
c/o Monticello Raceway
Route 17B
P.O. Box 5013
Monticello, New York, 12701
Telecopier No.:  (845) 807-0000                 By /s/ Scott A. Kaniewski
                                                  -----------------------------
                                                  Name:  Scott A. Kaniewski
                                                  Title: President

                                                ALPHA CASINO MANAGEMENT INC.
c/o Monticello Raceway
Route 17B
P.O. Box 5013
Monticello, New York, 12701
Telecopier No.:  (845) 807-0000                 By /s/ Scott A. Kaniewski
                                                  -----------------------------
                                                  Name:  Scott A. Kaniewski
                                                  Title: President

                                                MOHAWK MANAGEMENT, LLC
c/o Monticello Raceway
Route 17B
P.O. Box 5013
Monticello, New York, 12701
Telecopier No.:  (845) 807-0000                 By /s/ Scott A. Kaniewski
                                                  -----------------------------
                                                  Name:  Scott A. Kaniewski
                                                  Title: Manager

                                      -55-

                                                MONTICELLO CASINO
                                                  MANAGEMENT, LLC
c/o Monticello Raceway
Route 17B
P.O. Box 5013
Monticello, New York, 12701
Telecopier No.:  (845) 807-0000                 By /s/ Scott A. Kaniewski
                                                  -----------------------------
                                                  Name:  Scott A. Kaniewski
                                                  Title: Manager

                                                MONTICELLO RACEWAY
c/o Monticello Raceway                          DEVELOPMENT COMPANY, LLC
Route 17B
P.O. Box 5013
Monticello, New York, 12701
Telecopier No.:  (845) 807-0000                 By /s/ Scott A. Kaniewski
                                                  -----------------------------
                                                  Name:  Scott A. Kaniewski
                                                  Title: Manager

                                                MONTICELLO RACEWAY
c/o Monticello Raceway                          MANAGEMENT, INC.
Route 17B
P.O. Box 5013
Monticello, New York, 12701
Telecopier No.:  (845) 807-0000                 By /s/ Thomas W. Aro
                                                  -----------------------------
                                                  Name:  Thomas W. Aro
                                                  Title: President

                                                BANK OF SCOTLAND,
                                                     individually and as Agent
565 Fifth Avenue
New York, New York 10017
Telecopier No. (212) 479-2807                   By /s/ Karen Weich
                                                  -----------------------------
                                                  Name:  Karen Weich
                                                  Title: Assitant Vice President

                                      -56-

                                -----------------

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                                                                            ----

                                       i

                                -----------------
                                   (continued)
                                                                            PAGE
                                                                            ----

                                       ii

                                -----------------
                                   (continued)
                                                                            PAGE
                                                                            ----

                                      iii

                                -----------------
                                   (continued)
                                                                            PAGE
                                                                            ----

EXHIBITS

A  Form of Note
B  Form of Security Agreement
C  Form of Pledge Agreement
D  Form of Opinion
E  Form of Intercreditor Agreement
F  Form of Transfer Supplement
G  Form of Guarantor Joinder

                                       iv

                                                                  EXECUTION COPY

                                                                         ANNEX I

                                   DEFINITIONS

          As used in the Agreement to which this Annex I is annexed, the following terms shall have the meanings herein specified or as specified in the
Section of such Loan Agreement or in such other document herein referenced:

          "ACQUIRED INDEBTEDNESS" shall mean Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary of the
Borrower or at the time it merges or consolidates with or into the Borrower or any of its Subsidiaries or assumed in connection with the acquisition of assets from such Person and in each case not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Borrower or such acquisition, merger or consolidation and which
Indebtedness is without recourse to the Borrower or any of its Subsidiaries or to any of their respective properties or assets other than the Person or the assets to which such Indebtedness related prior to the time such Person became a
Subsidiary of the Borrower or the time of such acquisition, merger or consolidation.

          "AFFILIATE" means, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such first Person and, if such first Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For the purposes of this definition,
"control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. Unless otherwise indicated, references to "Affiliate" shall refer to Affiliates of the Loan
Parties.

          "AGENT" - introductory paragraph.

          "AGREEMENT" or "LOAN AGREEMENT" shall mean this Loan Agreement as it may from time to time be amended, extended, restated, supplemented or otherwise modified.

          "AGREEMENT OF SETTLEMENT" - 2.4(c).

          "APPLICABLE ASSET SALE" shall mean any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer, including by way of dividend or distribution, by the Borrower or any of its Subsidiaries to any Person other than the Borrower or a Guarantor of Collateral; PROVIDED, however, that the transfer of the Trust Land in trust for the Cayuga Nation of
New York shall not constitute an Applicable Asset Sale.

          "ASSET ACQUISITION" shall mean (1) an investment by the Borrower or any Subsidiary of the Borrower in any other Person pursuant to which such Person shall become a Subsidiary of the Borrower or any Subsidiary of the Borrower, or
shall be merged with or into the Borrower or any Subsidiary of the Borrower, or
(2) the acquisition by the Borrower or any Subsidiary of the Borrower of the

assets of any Person (other than a Subsidiary of the Borrower) which constitute all or substantially all of the assets of such Person or comprise all or substantially all of the assets of any division or line of business of such
Person or any other significant properties or assets of such Person other than in the ordinary course of business.

          "ASSET SALE" shall mean any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer (other than a Lien in accordance herewith) for value by the Borrower or any of its Subsidiaries to any
Person other than the Borrower or a Guarantor of (1) any Capital Stock of any
Subsidiary of the Borrower; or (2) any other property or assets of the Borrower or any Subsidiary of the Borrower other than in the ordinary course of business.

          "ASSET SALE MANDATORY REPAYMENT" - Section 2.4(f).

          "AUDITORS" shall mean independent certified public accountants of recognized standing selected by the relevant Loan Party and satisfactory to the
Required Banks.

          "BANKS" - introductory paragraph.

          "BANK ASSIGNEE" - Section 12.4.

          "BANKRUPTCY CODE" shall mean the Bankruptcy Reform Act of 1978, as amended, and codified as 11 U.S.C. ss.ss. 101 et seq.

          "BASE RATE" shall mean, for any day, the higher of (x) the fluctuating interest rate per annum, in effect from time to time, established by Agent in
New York as its base, prime or reference rate for U.S. domestic commercial loans in U.S. dollars and (y) the Federal Funds Rate in effect on such day plus 1/2%.
Any change in the interest rate resulting from a change in the Base Rate shall be effective as of the opening of business on the day on which such change becomes effective; it is understood and agreed that the aforesaid rates and the
Base Rate are reference rates only and do not necessarily represent the lowest or best rate actually charged to any customer.

          "BASE RATE LOAN" shall mean a Loan during any period that it bears interest determined by reference to the Base Rate.

          "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3)
of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms
"beneficially owns" and "beneficially owned" have meanings correlative to the foregoing.

          "BOARD OF DIRECTORS" shall mean, as to any Person, the board of directors or similar governing body of such Person or any duly authorized committee thereof.

                                      -2-

          "BOARD RESOLUTION" shall mean, with respect to any Person, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the
Agent.

          "BORROWER" - introductory paragraph.

          "BOS" shall mean the Bank of Scotland, as a Bank and not as Agent.

          "BUSINESS DAY" shall mean any day excluding Saturday, Sunday and any day on which banks in New York City are authorized by law or other governmental action to close.

          "CAPITALIZED LEASE OBLIGATIONS" shall mean all rental obligations which, under GAAP, are or would be required to be capitalized on the books of a
Person, in each case taken at the amount thereof accounted for as indebtedness
(net of interest expense) in accordance with such principles.

          "CAPITAL LEASES" shall mean leases which, under GAAP, are or would be required to be capitalized on the books of a Person.

          "CAPITAL STOCK" shall mean (1) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents
(however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person; (2) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person; and (3) any warrants, rights or options to purchase any of the instruments or interests referred to in clause (1) or (2)
above.

          "CASH EQUIVALENTS" shall mean:

          (1) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof;

          (2) marketable direct obligations issued by any state of the United
     States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S& P or Moody's;

          (3) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S& P or at least P-1 from Moody's;

          (4) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the
     District of Columbia or any U.S. branch of a foreign bank having at the

                                      -3-

     date of acquisition thereof combined net capital and surplus of not less than $250.0 million;

          (5) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (1) above entered into with any bank meeting the qualifications specified in clause (4)
     above; and

          (6) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (1) through
     (5) above.

          "CAYUGA CATSKILL RESORT" shall mean any Native American casino developed by the Cayuga Indian Nation of New York (or any Affiliate thereof) in conjunction with any member of the Empire Group.

          "CEO", as to a Loan Party, shall mean such Loan Party's chief executive officer.

          "CFO", as to a Loan Party, shall mean such Loan Party's vice president of finance or chief financial officer (or, if no one is so designated, such other person designated by such Loan Party's board of directors to certify financial reports and statements on behalf of such Loan Party).

          "CHANGE OF CONTROL" shall mean the occurrence of any of the following:

          (a) any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Borrower to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group"), other than a transaction in which the transferee is controlled by one or more Permitted
     Holders; or

          (b) the Borrower consolidates with, or merges with or into, any
     Person, or any Person consolidates with, or merges with or into, the
     Borrower, other than (A) a transaction in which the surviving or transferee
     Person is a Person that is controlled by the Permitted Holders or (B) any such transaction where the Voting Stock of the Borrower outstanding immediately prior to such transaction is converted into or exchanged for
     Voting Stock (other than Disqualified Capital Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such
     Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance); or

          (c) the approval by the holders of Capital Stock of the Borrower of any plan or proposal for the liquidation, winding up or dissolution of the
     Borrower; or

          (d) any Person or Group is or becomes the Beneficial Owner, directly or indirectly, in the aggregate of more than 50% of the total voting power of the Voting Stock of the Borrower; or

                                      -4-

          (e) any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, binding share exchange, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the shares of Common Stock are exchanged for, converted into, acquired for or constitute solely the right to receive, consideration which is not all or substantially all common stock that is either (a) listed on, or immediately after the transaction or event will be listed on, a United States national securities exchange, or
     (b) approved, or immediately after the transaction or event will be approved, for quotation on the Nasdaq National Market or any similar United
     States system of automated dissemination of quotations of securities prices; or

          (f) individuals who on the Closing Date constituted the Board of
     Directors (together with any new directors whose election by such Board of
     Directors or whose nomination for election by the stockholders of the
     Borrower was approved pursuant to a vote of a majority of the directors then still in office who were either directors on the Closing Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

          "CHARTER DOCUMENT" shall mean (a) with respect to a corporation, its certificate or articles of incorporation or association and its by-laws or memoranda and articles of association and (b) with respect to a limited liability company, its certificate of formation and, to the extent one has been adopted, its limited liability company operating agreement.

          "CLOSING DATE" shall mean January 11, 2005.

          "CLOSING DATE PAYABLES" - Section 6.10.

          "CLOSING OFFICE" shall mean the office of the Agent at 565 Fifth
Avenue, New York, New York or such other office as may be designated in writing to the Borrower by the Agent.

          "CLOSING OFFICE TIME" shall mean the local time in effect at the
Closing Office.

          "CLT LINE OF CREDIT" shall mean that certain $2,500,000 Irrevocable
Line of Credit, dated January 12, 2004, issued by the Borrower to the Catskill
Litigation Trust, a Delaware statutory trust.

          "CODE" shall mean the Internal Revenue Code of 1986, as the same may be amended from time to time.

          "COLLATERAL" - Section 10.15. Without limiting the generality of the foregoing, the term "COLLATERAL" also includes all other real and personal property and interests therein granted or purported to be granted as security to the Agent or the Banks pursuant to any other Security Document or Mortgage after the Closing Date.

          "COMMITMENT PERIOD" shall mean the period from the Closing Date to and including the Maturity Date.

                                      -5-

          "COMMON STOCK" shall mean the Borrower's common stock, par value $0.01 per share.

          "CONCORD" shall mean Concord Associates Limited Partnership.

          "CONCORD AGREEMENT" shall mean the letter agreement, dated November
12, 2004, among the Borrower, Concord and Sullivan Resorts LLC.

          "CONSOLIDATED DEBT SERVICE" shall mean, as to any Person as of any date, the sum of (a) the scheduled payments of principal due on Indebtedness for
Borrowed Money of such Person and its consolidated Subsidiaries during the twelve months after such date and (b) the amount of interest expense, both expensed and capitalized, of such Person and its consolidated Subsidiaries, determined in accordance with GAAP, during the Four Quarter Period most recently ending on or prior to such date on the aggregate principal amount of such the
Indebtedness for Borrowed Money of such Person and its consolidated
Subsidiaries.

          "CONSOLIDATED DEBT SERVICE COVERAGE RATIO" shall mean, with respect to a Person as of any date, the ratio of (x) Consolidated EBITDA of such Person during the Four Quarter Period most recently ending on or prior to such date to
(y) Consolidated Debt Service of such Person at the end of such month, calculated assuming an 8% per annum interest rate on the Indebtedness for
Borrowed Money of such Person and its consolidated Subsidiaries and a 20-year amortization schedule with respect thereto.

          "CONSOLIDATED EBITDA" means, with respect to any Person, for any period, the sum (without duplication) of:

          (1) Consolidated Net Income; and

          (2) to the extent Consolidated Net Income has been reduced thereby:

               (a) all income taxes of such Person and its Subsidiaries paid or accrued in accordance with GAAP for such period;

               (b) Consolidated Interest Expense, and interest attributable to write-offs of deferred financing costs; and

               (c) Consolidated Non-cash Charges less any non-cash items
          increasing Consolidated Net Income for such period.

all as determined on a consolidated basis for such Person and its Subsidiaries in accordance with GAAP; provided, however, that in determining Consolidated
EBITDA of the Borrower for (A) the Four Quarter Period ending on or about
December 31, 2004, Consolidated EBITDA of the Borrower shall be deemed to be equal to the product of (x) Consolidated EBITDA of the Borrower for the period from July 1, 2004 to the last day of such period, times (y) two (2), and (B) the
Four Quarter Period ending on or about March 31, 2005, Consolidated EBITDA of the Borrower shall be deemed to be equal to the product of (x) Consolidated
EBITDA of the Borrower for the period from July 1, 2004 to the last day of such period, times (y) a fraction, (1) the numerator of which is equal to four (4)
and (2) the denominator of which is equal to three (3).

                                      -6-

          "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" shall mean, with respect to any Person, the ratio of Consolidated EBITDA of such Person during the four consecutive full fiscal quarters (the "Four Quarter Period") most recently ending on or prior to the date of the transaction or event giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio for which financial statements are available (the "Transaction Date") to Consolidated
Fixed Charges of such Person for the Four Quarter Period.

     In addition to and without limitation of the foregoing, for purposes of this definition and the definition of Consolidated Debt Service Coverage Ratio,
"Consolidated EBITDA", "Consolidated Debt Service" and "Consolidated Fixed
Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to:

               (1) the incurrence or repayment of any Indebtedness of such
          Person or any of its Subsidiaries (and the application of the proceeds thereof) giving rise to the need to make such calculation and any incurrence or repayment of other Indebtedness (and the application of the proceeds thereof), other than the incurrence or repayment of
          Indebtedness in the ordinary course of business for working capital purposes pursuant to working capital facilities, occurring during the
          Four Quarter Period or at any time subsequent to the last day of the
          Four Quarter Period and on or prior to the Transaction Date, as if such incurrence or repayment, as the case may be (and the application of the proceeds thereof), occurred on the first day of the Four
          Quarter Period); and

               (2) any Asset Sale or other disposition or Asset Acquisition
          (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of any such Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness during the Four Quarter Period or at any time subsequent to the last day of the Four Quarter Period and on or prior to the Transaction Date), as if such Asset Sale or other disposition or Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness or Acquired
          Indebtedness and also including any Consolidated EBITDA associated with such Asset Acquisition) occurred on the first day of the Four
          Quarter Period provided that the Consolidated EBITDA of any Person acquired shall be included only to the extent includible pursuant to the definition of "Consolidated Net Income." If such Person or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the preceding sentence shall give effect to the incurrence of such guaranteed Indebtedness as if such Person or any
          Subsidiary of such Person had directly incurred or otherwise assumed such guaranteed Indebtedness.

     Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining the denominator (but not the numerator) of this "Consolidated Fixed
Charge Coverage Ratio":

               (1) interest on outstanding Indebtedness determined on a
          fluctuating basis as of the Transaction Date (including Indebtedness actually incurred on the Transaction Date) and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and

                                      -7-

               (2) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Swap Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

          "CONSOLIDATED FIXED CHARGES" shall mean, with respect to any Person for any period, the sum, without duplication, of (1) Consolidated Interest
Expense (excluding amortization or write-off of deferred financing costs);
plus(2) the product of (x) the amount of all dividend payments on any series of preferred stock of such Person (other than dividends paid in Qualified Capital
Stock) paid, accrued or scheduled to be paid or accrued during such period, times (y) a fraction, the numerator of which is one and the denominator of which is one minus the then current effective consolidated federal, state and local tax rate of such Person, expressed as a decimal.

          "CONSOLIDATED INTEREST EXPENSE" shall mean, with respect to any Person for any period, the aggregate of the interest expense of such Person and its
Subsidiaries for such period, on a consolidated basis, as determined in accordance with GAAP, and including, without duplication, (a) all amortization or accretion of original issue discount; (b) the interest component of
Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by such Person and its Subsidiaries during such period; and (c) net cash costs under all Interest Swap Obligations (including amortization of fees).

          "CONSOLIDATED NET INCOME" shall mean, with respect to any Person, for any period, the aggregate net income (or loss) of such Person and its
Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided, however, that there shall be excluded therefrom:

               (1) after-tax gains and losses from Asset Sales or abandonments or reserves relating thereto;

               (2) after-tax items classified as extraordinary gains or losses;

               (3) the net income (but not loss) of any Subsidiary of the referent Person to the extent that the declaration of dividends or similar distributions by that Subsidiary of that income is restricted by a contract, operation of law or otherwise;

               (4) the net income of any Person, other than the referent Person or a Subsidiary of the referent Person, except to the extent of cash dividends or distributions paid to the referent Person or to a Wholly
          Owned Subsidiary of the referent Person by such Person;

               (5) any restoration to income of any material contingency
          reserve, except to the extent that provision for such reserve was made out of Consolidated Net Income accrued at any time following the
          Closing Date;

               (6) income or loss attributable to discontinued operations
          (including, without limitation, operations disposed of during such period whether or not such operations were classified as
          discontinued);

                                      -8-

               (7) all gains and losses realized on or because of the purchase or other acquisition by such Person or any of its Subsidiaries of any securities of such Person or any of its Subsidiaries;

               (8) the cumulative effect of a change in accounting principles;

               (9) interest expense attributable to dividends on Qualified
          Capital Stock pursuant to Statement of Financial Accounting Standards
          No. 150, "Accounting for Certain Financial Instruments with
          Characteristics of both Liabilities and Equity;"

               (10) non-cash charges resulting from the impairment of intangible assets; and

               (11) in the case of a successor to the referent Person by
          consolidation or merger or as a transferee of the referent Person's assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets.

          "CONSOLIDATED NET WORTH" of any Person shall mean the consolidated stockholders' equity of the Person, determined on a consolidated basis in accordance with GAAP, less (without duplication) amounts attributable to
Disqualified Capital Stock of such Person.

          "CONSOLIDATED NON-CASH CHARGES" shall mean, with respect to any
Person, for any period, the aggregate depreciation, amortization and other non-cash items and expenses of such Person and its Subsidiaries to the extent they reduce Consolidated Net Income of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (excluding any such charges constituting an extraordinary item or loss or any such charge which requires an accrual of or a reserve for cash charges for any future period).

          "CONTAMINANT" means any waste, pollutant, chemical, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such pollutant material, substance or waste, including, without limitation, asbestos, radiation and any pollutant, material, substance or waste regulated under any Environmental Law.

          "CONTROL" (including the terms "controlling," "controlled by" and
"under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

          "CURRENCY AGREEMENT" shall mean any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Borrower or any Subsidiary of the Borrower against fluctuations in currency values.

          "CURRENT ASSETS", as to any Person, shall mean the current assets of such Person determined in accordance with GAAP; PROVIDED THAT any of such assets which are subject to a Lien held by any Person other than the Agent or the Banks to secure payment of any Indebtedness for Borrowed Money which is not included in Current Liabilities shall be excluded from Current Assets to the extent of such Indebtedness for Borrowed Money.

                                      -9-

          "CURRENT LIABILITIES", as to any Person, shall mean the current liabilities of such Person determined in accordance with GAAP, and shall in any event include (without duplication), as of the date of determination thereof:
(i) all Indebtedness for Borrowed Money payable on demand or maturing within one year after such date without any option on the part of the obligor to extend or renew beyond such year, (ii) final maturities, installments, repayments and prepayments of Indebtedness for Borrowed Money required to be made within one year after such date, (iii) the unpaid principal balance of the Loans due within one year after such date, and (iv) all other items (including taxes accrued as estimated and reserves for deferred income taxes) which, in accordance with
GAAP, would be included on a balance sheet as current liabilities.

          "DEFAULT" shall mean any event which with notice or lapse of time, or both, would become an Event of Default.

          "DEFAULT AMOUNT" - Section 2.2(d).

          "DISQUALIFIED CAPITAL STOCK" shall mean that portion of any Capital
Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder thereof), or upon the happening of any event (other than an event that would constitute a Change of Control), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except in each case, upon the occurrence of a Change of
Control) on or prior to the first anniversary of the Maturity Date for cash or is convertible into or exchangeable for debt securities of the Borrower or its
Subsidiaries at any time prior to such anniversary.

          "DOLLARS", "U.S. $", "$" and "U.S. DOLLARS" shall mean the lawful currency of the United States of America.

          "EMPIRE GROUP" shall mean the Borrower and its Subsidiaries.

          "ENVIRONMENTAL AUDIT" shall mean an environmental audit conducted by an environmental consultant of recognized standing reasonably satisfactory to the Agent or the Required Banks.

          "ENVIRONMENTAL CLAIM" shall mean any notice, complaint, request for information, claim, demand or similar communication (whether written or oral) by any Person (including, without limitation, the environmental protection authorities of the jurisdiction in which any Property is located or any other national or local regulatory or administrative body), whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute
(including any Environmental Law, permit, order, approval, authorization, license, variance or agreement with any Person), arising from or in respect of
(i) the presence of any Contaminant or any other environmental, health or safety conditions or a Release or threatened Release on, in, under or emanating from any Property or resulting from any past, present or future operation of any Loan
Party or Subsidiary (or any predecessor in interest of any of them) or any other
Person in connection with the business of any such Loan Party or Subsidiary (or any predecessor in interest of any of them), (ii) any Release for which any Loan
Party or Subsidiary is otherwise responsible under the Environmental Laws, (iii)
any other circumstance (including, without limitation, any off-site transportation of a Contaminant) forming the basis of any violation or alleged

                                      -10-

violation of, or liability or alleged liability under, any Environmental Law by any Loan Party or Subsidiary (or any predecessor in interest of any of them),
(iv) any Remedial Action required to be taken by any Loan Party or Subsidiary under the Environmental Laws, or (v) any harm, injury or damage to real or personal property, natural resources, the environment or any Person alleged to have resulted from any of the foregoing.

          "ENVIRONMENTAL COSTS" shall mean all expenditures made by, all costs, fees, disbursements and expenses (including, without limitation, any expenses of engineers, experts, consultants, attorneys, contractors, surveyors, laboratories and like Persons and costs of investigation and feasibility studies) incurred by, and all liabilities, obligations and responsibilities assumed or incurred by, any Loan Party or Subsidiary for or in respect of (i) any judgments, fines, penalties, obligations, interest, losses, claims, amounts, impositions, damages, punitive damages, consequential damages, treble damages or remedial action paid or taken or agreed to be paid or taken by, due from or assessed against any Loan
Party or Subsidiary in respect of any Environmental Claim and (ii) all Remedial
Action (including, without limitation, any off-site transportation of a
Contaminant) taken by any Loan Party or Subsidiary, whether pursuant to any
Environmental Claim or otherwise.

          "ENVIRONMENTAL LAWS" means all laws, common law, statutes, rules and regulations, and all judgments, decrees, franchises, orders or permits, issued, promulgated, approved or entered thereunder by any Government Authority relating to pollution or protection of the environment or occupational health and safety, including, without limitation, those relating to emissions, discharges, releases or threatened releases of any waste, pollutant, chemical, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such pollutant material, substance or waste, into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any waste, pollutant, chemical, hazardous material, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste.
Environmental Laws shall include, without limitation, the Comprehensive
Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601
ET SEQ.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 ET
SEQ.), the Solid Waste Disposal Act (42 U.S.C. Section 6901 ET SEQ.), the
Federal Water Pollution Control Act (33 U.S.C. Section 1251 ET SEQ.), the Clean
Air Act (42 U.S.C. Section 7401 ET SEQ.), the Toxic Substances Control Act (15
U.S.C. Section 2601 ET SEQ.), the Occupational Safety and Health Act (29 U.S.C.
Section 651 ET SEQ.), the Federal Insecticide, Fungicide, and Rodenticide Act (7
U.S.C. Section 136 ET SEQ.), the Food, Drug and Cosmetic Act (21 U.S.C. Section
301 ET SEQ.), the Medical Waste Tracking Act of 1988, Pub. L. No. 100-582, 102
Stat. 2950 (1988), the Federal Surface Mining Control and Reclamation Act of
1977 and the state laws implementing said act, as such laws have been amended or supplemented from time to time, and any analogous future federal, or present or future state, local or foreign laws, statutes, rules and regulations, as such laws have been amended and supplemented from time to time, and transfer of ownership notification statutes such as the New Jersey Environmental Clean-up and Responsibility Act (N.J.S.A. 13:1K-6 ET SEQ.) and the Connecticut Industrial
Transfer Law of 1985 (Conn. Gen. Stat. Section 22a-134 ET SEQ.) and the
regulations promulgated pursuant thereto.

                                      -11-

          "ENVIRONMENTAL LIEN" shall mean any Lien in favor of any Government
Authority for Environmental Costs.

          "ENVIRONMENTAL PERMITS" - Section 10.12(b).

          "ENVIRONMENTAL PLAN" shall mean, in respect of any Environmental
Audit, a plan, adopted by the Boards of Directors of the Borrower and each other
Loan Party necessary to effect such plan, and in form and substance satisfactory to the Agent and the Required Banks, prepared by the Borrower and the environmental consultants who conducted such Environmental Audit, detailing
(with an appropriate milestone schedule and good faith estimates of costs) all material Remedial Action recommended to be undertaken in such Environmental
Audit.

           "ENVIRONMENTALLY SENSITIVE AREA" shall mean (i) a wetland or other
"water of the United States" for purposes of Section 404 of the Clean Water Act
(42 U.S.C. 7401 ET. SEQ.) or any similar area regulated under any state law,
(ii) a floodplain or other "flood hazard area" as defined in any applicable state law, (iii) a portion of the coastal zone for purposes of the Coastal Zone
Management Act (16 U.S.C. 1451 ET. SEQ.), or (iv) any other area, development of which is specifically restricted under applicable law by reason of its physical characteristics or prior use.

          "ERISA" shall mean the Employee Retirement Income Security Act of
1974, as amended from time to time, and the regulations promulgated pursuant thereto.

          "ERISA AFFILIATE" shall mean any Person which is from time to time a member of a controlled group or a group under common control with the Borrower within the meaning of Sections 414(b), 414(c), 414(m) or 414(o) of the Code or
Section 4001(a)(14) of ERISA.

          "EURODOLLAR LOAN" shall mean a Loan during any period that it bears interest determined by reference to LIBOR.

          "EVENT OF DEFAULT" shall mean each of the Events of Default defined in
Section 9.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "FAIR MARKET VALUE" shall mean, with respect to any asset or property, the price which could be negotiated in an arm's length, free market transaction, for cash, between a willing seller and a willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market
Value shall be determined by the Board of Directors of the Borrower acting in good faith and shall be evidenced by a Board Resolution of the Board of
Directors of the Borrower delivered to the Agent; provided, however, that for purposes of section 8.8, if the Fair Market Value of the property or assets in question is so determined to be in excess of $1.0 million, such determination must be confirmed by an independent investment banking firm, accounting firm or appraisal firm of national standing.

          "FEDERAL FUNDS RATE" shall mean, for any day, the weighted average of the rates of interest charged by banks with excess reserves at a Federal Reserve district bank, as published on the next succeeding Business Day by the Federal
Reserve Bank of New York, to banks needing overnight loans to meet reserve requirements.

                                      -12-

          "FF& E" shall mean reference to the furniture, fixtures and equipment, including, without limitation, all gaming devices and associated equipment, inventories and supplied used in connection with the Properties.

          "FINANCIAL STATEMENTS" shall mean, with respect to any Person, the statement of financial position (balance sheet) and the statement of earnings and stockholders' equity of such Person.

          "FISCAL QUARTER" shall mean any fiscal quarter within a Fiscal Year.

          "FISCAL YEAR" shall mean each January 1 - December 31 period. "Fiscal
Year" followed by a year means the Fiscal Year with its Fiscal Year-End in such calendar year.

          "FISCAL YEAR-END" shall mean, with respect to any Person, the last day of such Person's Fiscal Year.

          "FOUR QUARTER PERIOD" has the meaning set forth in the definition of the term "Consolidated Fixed Charge Coverage Ratio."

          "GAAP" shall mean generally accepted accounting principles (as promulgated by the Financial Accounting Standards Board or any successor entity).

          "GAMING/RACING AUTHORITY" shall mean any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise and whether now or hereafter in existence or any officer or official thereof, including, without limitation, the New York State Racing and Wagering Board, the New York State
Division of the Lottery, the National Indian Gaming Commission and the Bureau of
Indian Affairs, with authority to regulate any gaming operation owned, managed or operated by the Empire Group.

          "GAMING/RACING FACILITY" shall mean Monticello Raceway and each other
Property at which any gambling, gaming or casino activities are conducted by any
Loan Party.

          "GAMING/RACING LAW" shall mean all statutes, rules, regulations, ordinances, codes and administrative or judicial precedents pursuant to which any Gaming/Racing Authority possesses regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by any Loan Party within its jurisdiction, including the New York State Racing, Pari-Mutuel Wagering and
Breeding Law and the related rules and regulations, the New York State Lottery for Education Law and the related rules and regulations, Part C, Chapter 383,
Laws of New York 2001 as amended by Chapter 85 of the Laws of New York 2002, as amended by Chapter 63 of the Laws of New York 2003 known as the "video lottery gaming law".

          "GAMING/RACING PERMITS" shall mean the licenses, permit or other authorization required to own, operate and otherwise conduct unrestricted gaming operation a the Gaming/Racing Facilities.

                                      -13-

          "GOVERNMENT AUTHORITY" shall mean any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. Without limiting the generality of the foregoing, the United
States of America, the State of New York, and all agencies, departments, commissions and other subdivisions thereof (including, without limitation, the
Federal Reserve Board, the Environmental Protection Agency, the Department of
Labor, the National Labor Relations Board and the Equal Employment Opportunity
Commission of the United States, the PBGC and the IRS), and the central bank of any nation shall be considered Government Authorities.

          "GUARANTEE" shall mean by any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness for Borrowed Money or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness for Borrowed Money or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness for Borrowed Money or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term "Guarantee" shall not include endorsements for collection or deposits in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "GUARANTY" shall mean the obligations of the Guarantors under Section
9A of the Agreement.

          "GUARANTOR" shall mean each Subsidiary of the Borrower other than any
Immaterial Subsidiary.

          "IMMATERIAL SUBSIDIARY" shall mean, at any time, any Subsidiary of the
Borrower having total assets (as determined in accordance with GAAP) of less than $50,000; PROVIDED, however, that the total assets of all Immaterial
Subsidiaries shall not exceed $500,000. In the event that the total assets of all Immaterial Subsidiaries exceed $500,000, the Borrower will designate
Subsidiaries that would otherwise be Immaterial Subsidiaries to be excluded as
Immaterial Subsidiaries until such $500,000 threshold is met. Notwithstanding the foregoing, no Subsidiary that guarantees any Obligations hereunder shall be deemed an Immaterial Subsidiary.

          "INDEBTEDNESS" means with respect to any Person, without duplication:

               (1) all Indebtedness for Borrowed Money of such Person;

               (2) all obligations of such Person evidenced by bonds,
          debentures, notes or other similar instruments;

               (3) all Capitalized Lease Obligations of such Person;

                                      -14-

               (4) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations and all obligations under any title retention agreement (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business that are not overdue by ninety (90) days or more or are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and any deferred purchase price represented by earn outs consistent with the
          Borrower's past practice);

               (5) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, whether or not then due;

               (6) guarantees and other contingent obligations in respect of
          Indebtedness referred to in clauses (1) through (5) above and clause
          (8) below;

               (7) all obligations of any other Person of the type referred to in clauses (1) through (6) which are secured by any Lien on any property or asset of such Person, the amount of any such Obligation being deemed to be the lesser of the Fair Market Value of the property or asset securing such Obligation or the amount of such Obligation;

               (8) all Interest Swap Obligations and all obligations under
          Currency Agreements of such Person; and

               (9) all Disqualified Capital Stock issued by such Person with the amount of Indebtedness represented by such Disqualified Capital Stock being equal to the greater of its voluntary or involuntary liquidation preference and its maximum fixed repurchase price, but excluding accrued dividends, if any.

Notwithstanding the foregoing, Indebtedness shall not include any Qualified
Capital Stock. For purposes hereof, the "Maximum Fixed Repurchase Price" of any
Disqualified Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Disqualified
Capital Stock, such Fair Market Value shall be determined reasonably and in good faith by the Board of Directors of the issuer of such Disqualified Capital
Stock.

          "INDEBTEDNESS FOR BORROWED MONEY" shall mean (without duplication) (i)
all indebtedness of (including, without limitation, all indebtedness assumed by)
a Person in respect of money borrowed (including, without limitation, the unpaid amount of the purchase price of any property, incurred for such purpose in lieu of borrowing money or using available funds to pay said amount, and not constituting an account payable or expense accrual incurred or assumed in the ordinary course of business), or evidenced by a promissory note, bond, debenture or other like obligation to pay money, and including indebtedness under banker's acceptances and with respect to letters of credit, (ii) net obligations under interest rate swap, hedges, caps or similar contracts, or currency exchange or currency risk avoidance agreements, and (iii) all obligations of (including, without limitation, all obligations assumed by) a Person (x) constituting a
Capitalized Lease Obligation of such Person, or (y) constituting a Guarantee by such Person.

                                      -15-

          "INDEMNIFIED PARTY" - Section 12.3.

          "INDENTURE" shall mean that certain Indenture, dated as of July 26,
2004, among the Borrower, as issuer, The Bank of New York, as trustee and collateral agent and the Guarantors.

          "INTERCREDITOR AGREEMENT" shall mean, an intercreditor agreement, substantially in the form of Exhibit E to this Agreement, as the same from time to time may be amended, restated, supplemented or otherwise modified.

          "INTEREST ADVANCE" shall mean each Loan designated as such in the related Notice of Borrowing.

          "INTEREST PERIOD" shall mean, with respect to each Eurodollar Loan, the period commencing on the date of the making or continuation of or conversion to such Eurodollar Loan and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing; PROVIDED, HOWEVER, that:

          (a) any Interest Period (other than an Interest Period determined pursuant to CLAUSE (C) below) that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in the next calendar month, in which case, such Interest Period shall end on the immediately preceding Business Day;

          (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to CLAUSE (C) below, end on the last Business Day of a calendar month;

          (c) any Interest Period that would otherwise end after the Maturity
     Date shall end on the Maturity Date; and

          (d) notwithstanding CLAUSE (C) above, no Interest Period applicable to any Eurodollar Loan shall have a duration of less than one month; and, if any Interest Period applicable to such Loan would be for a shorter period, such Interest Period shall not be available hereunder.

          "INTEREST SWAP OBLIGATIONS" shall mean the obligations of any Person pursuant to any arrangement with any other Person, whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such other
Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

          "IRS" shall mean the Internal Revenue Service of the United States.

                                      -16-

          "LABOR LAWS" shall mean all laws, common law, statutes, rules and regulations, and all judgments, decrees, franchises, orders or permits, issued, promulgated, approved or entered thereunder by any Government Authority relating to the workplace or the relationship between employer and employee and/or between labor and management, including without limitation those relating to hiring, termination, terms and conditions of employment, wages, overtime, compensation, hours of work, employee benefits, severance, disability, collective bargaining, labor-management relations, occupational health and safety, discrimination and civil rights, equal employment opportunity, affirmative action, right-to-work laws and right-to-know laws. Labor Laws shall include, without limitation, the Age Discrimination in Employment Act of 1967
(29 U.S.C. Section 621 ET SEQ.), the Americans with Disabilities Act of 1990 (42
U.S.C. Section 12101 ET SEQ.), Title VII of the Civil Rights Act of 1964 (42
U.S.C. Section 2000 ET SEQ.), ERISA, the Fair Labor Standards Act (29 U.S.C.
Section 201 ET SEQ.), the Federal Mines Safety and Health Act of 1977 (30 U.S.C.
Section 801 ET SEQ.), the National Labor Relations Act (29 U.S.C. Section 151 ET
SEQ.), the Occupational Safety and Health Act of 1970 (29 U.S.C. Section 651 ET
SEQ.), the Black Lung Benefits Act (30 U.S.C. Section 901 ET SEQ.), the Railway
Labor Act (45 U.S.C. Section 151 ET SEQ.), the Immigration Reform and Control
Act of 1986 (Public Law 99-603), the Employee Polygraph Protection Act of 1988
(29 U.S.C. Section 2001 ET SEQ.), the Drug-Free Workplace Act of 1988 (41 U.S.C.
Section 701 ET SEQ.), the Rehabilitation Act of 1973 (29 U.S.C. Section 701 ET
SEQ.), the Vietnam-Era Veterans' Readjustment Assistance Act of 1974 (Public Law
93-508), the Worker Adjustment and Retraining Notification Act (29 U.S.C.
Sections 2101 ET SEQ.), the Labor-Management Relations (Taft-Hartley) Act (29
U.S.C. Section 141 ET SEQ.), Executive Order No. 11246 (and subsequent Executive
Orders governing equal employment opportunity and for affirmative action), as such laws have been amended from time to time, and any analogous future federal, or present or future state, local or foreign, laws, statutes, rules and regulations, as such laws have been amended or supplemented from time to time, and the regulations promulgated pursuant thereto.

          "LANGHAN ENVIRONMENTAL REPORT" shall mean that certain Environmental
Site Assessment Report Update of the Monticello Land prepared by Langhan
Engineering and Environmental Services, Inc. exclusively for BOS and the
Borrower, dated December 2004.

          "LEGAL REQUIREMENTS" shall mean, with respect to any Person, all laws, common law, statutes, rules and regulations of any Government Authority to which such Person or any of its assets is subject or any judgment, decree, franchise, order or permit of any Government Authority applicable to such Person or any of its assets. Without limiting the generality of the foregoing, the Code, the
Margin Regulations, all Environmental Laws, the Gaming/Racing Laws and all Labor
Laws shall be considered Legal Requirements with respect to any Loan Party.

          "LIBOR" shall mean, for each Interest Period, (i) the per annum rate of interest determined by the Agent to be the rate at which U.S. Dollar deposits in the amount of the outstanding principal balance of the Eurodollar Loans for such Interest Period are or would be offered for such Interest Period in the
London interbank market at 11:00 a.m. London time two Business Days prior to the start of such Interest Period by the Agent to prime banks and, in case of variations in rates, the arithmetic average thereof rounded upward if necessary to the nearest 1/16th of 1% calculated by the Agent, divided (and rounded upward to the nearest 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including without limitation any marginal, emergency, supplemental, special or other reserves required by

                                      -17-

applicable law) applicable to any member bank of the Federal Reserve System in the United States in respect of eurocurrency funding or liabilities.

          "LIEN" shall mean any mortgage, deed of trust, security deed, pledge, security interest, encumbrance, lien or other charge of any kind (including any agreement to give any of the foregoing, any assignment or lease in the nature thereof, and any conditional sale or other title retention agreement), any lien arising by operation of law, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "LOAN" - Section 2.1(a).

          "LOAN COMMITMENT" shall mean, for each Bank, the amount set forth opposite its name on Schedule 2.1 to the Agreement under the heading "Loan
Commitment," as such amount may be modified by the provisions of any Transfer
Supplement from time to time entered into and as the same may from time to time be reduced or terminated pursuant to Section 2.6, Section 9 or any other section of the Agreement.

          "LOAN DOCUMENTS" shall mean, individually and collectively, this
Agreement, the Notes, the Guaranty, the Security Documents, the Intercreditor
Agreement, and all other instruments and agreements executed in connection herewith and therewith, in each case as amended, restated, supplemented or otherwise modified from time to time. Without limiting the generality of the foregoing, each amendment to (or constituting part of) the Agreement or any other Loan Document and each instrument and agreement (including, without limitation, waivers) executed in connection with any other Loan Document shall be deemed to be a Loan Document for all purposes of the Agreement.

          "LOAN PARTY" means any member of the Empire Group other than any
Immaterial Subsidiary.

          "LOC CASH COLLATERAL ADVANCE" shall mean each Loan designated as such in the related Notice of Borrowing.

          "LOTTERY" Section 7.19

          "MARGIN REGULATIONS" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, as the same have been amended or supplemented from time to time, and any analogous future regulations.

          "MATERIAL ADVERSE CHANGE" in respect of a Person shall mean a material adverse change in (i) the business, properties, operations, prospects or condition (financial or otherwise) of such Person or (ii) if such Person is a
Loan Party, the ability of such Person to perform, or of the Agent or any Bank to enforce, the material obligations of such Person.

          "MATERIAL ADVERSE EFFECT" in respect of a Person shall mean an effect that would result in a Material Adverse Change.

          "MATURITY DATE" shall mean January 11, 2007 or such earlier termination date as the Loan Commitments shall terminate as provided in the
Agreement.

                                      -18-

          "MONTICELLO LAND" shall mean those 232 acres of land, located in
Monticello, New York, that are owned by Monticello Raceway Management on the
Closing Date.

          "MONTICELLO RACEWAY" shall mean the racetrack known as Monticello
Raceway and located on Route 17B, Monticello, New York 12701.

          "MONTICELLO RACEWAY MANAGEMENT" shall mean Monticello Raceway
Management, Inc., a New York corporation, and its permitted successors and assigns.

          "MOODY'S" shall mean Moody's Investors Service, Inc.

          "MORTGAGE" shall mean each mortgage or deed of trust referred to in the Agreement (in each case, as the same may from time to time be amended, restated, supplemented or otherwise modified), and (after the same has been executed by the Borrower and delivered to the Bank) each Mortgage referred to in
Sections 7.18.

          "MULTIEMPLOYER PLAN" shall mean any employee benefit plan which is a
"multiemployer plan" within the meaning of Section 3(37) of ERISA and to which the Borrower or any ERISA Affiliate of the Borrower contributes or has been obligated to contribute.

          "NET CURRENT ASSETS", as to any Person, shall mean the amount by which
(x) such Person's Current Assets exceeds (y) its Current Liabilities.

          "NET INCOME" as to any Person for any period shall mean the net income of such Person and its Subsidiaries (or, if the Empire Group, of the respective members thereof) for such period determined in accordance with GAAP.

          "NET PROCEEDS", as applied to the Transfer of assets referred to in
Section 2.4(f) or 8.8 or the issuance of any debt referred to in Section 2.4(g), shall mean (x) all proceeds received by any Loan Party or Subsidiary in connection with such transaction after deduction of all fees and expenses paid, or to be paid within the three months following such transaction, in connection with such transaction (other than to Affiliates), less (y) the amount, if any, expected to be used by the recipient of such proceeds for the payment of taxes, if any, reasonably attributable to such transaction.

          "NON-ROUTINE ENVIRONMENTAL COSTS" shall mean any and all Environmental
Costs in excess of Routine Environmental Costs.

          "NOTE" shall mean a promissory note of the Borrower substantially in the form of Exhibit A to this Agreement, in each case as it may be from time to time amended, restated, supplemented or otherwise modified.

          "NOTICE OF BORROWING" - Section 2.2.

          "OBLIGATIONS" shall mean (x) with respect to each Loan Party other than the Borrower, all obligations of such Loan Party with respect to the repayment or performance of any obligations (monetary or otherwise) of the
Borrower arising under or in connection with this Agreement, the Notes and each other Loan Document, and (y) with respect to the Borrower, all obligations of

                                      -19-

the Borrower with respect to the repayment or performance of its obligations
(monetary or otherwise) arising under or in connection with this Agreement, the
Notes and each other Loan Document.

          "OFFERING CIRCULAR" shall the Offering Circular dated July 16, 2004 relating to the Borrower's 5-1/2% Convertible Senior Notes Due 2014.

          "PAST-DUE RATE" - Section 3.4.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA.

          "PENSION PLAN" shall mean any employee pension benefit plan subject to
Title IV of ERISA and maintained by the Borrower or any ERISA Affiliate of the
Borrower or any such plan to which the Borrower or any ERISA Affiliate is or has been required to contribute on behalf of any of its employees, other than a
Multiemployer Plan.

          "PERMITTED HOLDERS" shall mean Robert A. Berman, Scott A. Kaniewski,
Thomas W. Aro, Morad Tahbaz, Joseph E. Bernstein and Ralph J. Bernstein and
their respective Affiliates.

          "PERMITTED INDEBTEDNESS" means, without duplication, each of the following:

          (1) Indebtedness under the Company's 5-1/2% Convertible Senior Notes
     Due 2014 in an aggregate outstanding principal amount not to exceed $65.0 million and the related Guarantees;

          (2) Indebtedness incurred pursuant to this Agreement;

          (3) other Indebtedness of the Borrower and its Subsidiaries outstanding on the Closing Date and set forth on Schedule 8.3;

          (4) Interest Swap Obligations of the Borrower or any Subsidiary of the
     Borrower covering Indebtedness for Borrowed Money of the Borrower or any of
     its Subsidiaries; provided, however, that such Interest Swap Obligations are entered into for the purpose of fixing or hedging interest rates with respect to any fixed or variable rate Indebtedness for Borrowed Money that is permitted hereby to be outstanding to the extent that the notional amount of any such Interest Swap Obligation does not exceed the principal amount of Indebtedness for Borrowed Money to which such Interest Swap
     Obligation relates;

          (5) Indebtedness under Currency Agreements; provided that in the case of Currency Agreements which relate to Indebtedness for Borrowed Money, such Currency Agreements do not increase the Indebtedness for Borrowed
     Money of the Borrower and its Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder;

                                      -20-

          (6) intercompany Indebtedness for Borrowed Money of the Borrower or a
     Guarantor for so long as such Indebtedness is held by the Borrower or a
     Guarantor; provided that if as of any date any Person other than the
     Borrower or a Guarantor owns or holds any such Indebtedness or holds a Lien in respect of such Indebtedness for Borrowed Money, such date shall be deemed the incurrence of Indebtedness not constituting Permitted
     Indebtedness under this clause (6) by the issuer of such Indebtedness for
     Borrowed Money;

          (7) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently
     (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such indebtedness is extinguished within three (3) Business Days of incurrence;

          (8) Indebtedness of the Borrower or any of its Subsidiaries
     represented by letters of credit for the account of the Borrower or such
     Subsidiary, as the case may be, in order to provide security for workers'
     compensation claims, payment obligations in connection with self-insurance or similar requirements in the ordinary course of business;

          (9) obligations in respect of performance, bid and surety bonds and completion guarantees provided by the Borrower or of its Subsidiaries in the ordinary course of business;

          (10) Refinancing Indebtedness;

          (11) Indebtedness represented by guarantees by the Borrower or a
     Subsidiary of the Borrower of Indebtedness for Borrowed Money incurred by the Borrower or a Subsidiary of the Borrower so long as the incurrence of such Indebtedness for Borrowed Money by the Borrower or any such Subsidiary is otherwise permitted by the terms hereof;

          (12) Indebtedness arising from agreements of the Borrower or a
     Subsidiary of the Borrower providing for indemnification, adjustment of purchase price or similar obligations, in each case, incurred in connection with the disposition of any business, assets or Subsidiary of the Borrower, other than guarantees of Indebtedness for Borrowed Money incurred by any
     Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; provided that the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Borrower and the
     Subsidiary of the Borrower in connection with such disposition;

          (13) Indebtedness of the Borrower or any of its Subsidiaries to the
     extent the net proceeds thereof are promptly used to redeem the Obligations in full or deposited to defease or discharge the Notes, in each case, in accordance herewith;

          (14) additional unsecured Indebtedness for Borrowed Money of the
     Borrower and its Subsidiaries in an aggregate principal amount not to exceed $2.5 million at any time outstanding (the "Permitted Subordinated
     Debt").

                                      -21-

For purposes of determining compliance with Section 8.3, (a) the outstanding principal amount of any item of Indebtedness shall be counted only once and (b)
in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in clauses (1) through (15)
above or is entitled to be incurred pursuant to the Consolidated Fixed Charge
Coverage Ratio provisions of such covenant, the Borrower shall, in its sole discretion, classify (or later reclassify) such item of Indebtedness in any manner that complies with this covenant. Accrual of interest, accretion or amortization of original issue discount, the payment of interest on any
Indebtedness in the form of additional Indebtedness with the same terms, and the payment of dividends on Disqualified Capital Stock in the form of additional shares of the same class of Disqualified Capital Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Capital Stock for purposes of Section 8.3.

          "PERMITTED LIENS" shall mean the following types of Liens:

          (1) Liens for taxes, assessments or governmental charges or claims either (a) not delinquent or (b) contested in good faith by appropriate proceedings and as to which the Borrower or its Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

          (2) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law or pursuant to customary reservations or retentions of title incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

          (3) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, including any Lien securing letters of credit issued in the ordinary course of business consistent with past practice in connection therewith, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations
     (exclusive of obligations for the payment of borrowed money);

          (4) any judgment Lien not giving rise to an Event of Default;

          (5) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (6) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers'
     acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

                                      -22-

          (7) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

          (8) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the
     Borrower or any of its Subsidiaries, including rights of offset and set-off;

          (9) Liens securing Interest Swap Obligations which Interest Swap
     Obligations relate to Indebtedness that is otherwise permitted under hereunder;

          (10) Liens securing Indebtedness under Currency Agreements that are permitted hereunder;

          (11) Liens securing Acquired Indebtedness incurred in accordance with
     Section 8.3, provided that:

               (a) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by the
          Borrower or a Subsidiary of the Borrower and were not granted in connection with, or in anticipation of, the incurrence of such
          Acquired Indebtedness by the Borrower or a Subsidiary of the Borrower;
          and

               (b) such Liens do not extend to or cover any property or assets of the Borrower or of any of its Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of the Borrower or a
          Subsidiary of the Borrower and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by the Borrower or a
          Subsidiary of the Borrower;

          (12) Liens existing as of the Closing Date and securing Indebtedness permitted to be outstanding under clause (3) of the definition of the term
     "Permitted Indebtedness" to the extent and in the manner such Liens are in effect on the Closing Date;

          (13) Liens securing the Loans and all other monetary obligations under the Agreement and the Guaranty;

          (14) Liens securing Indebtedness under the Company's 5-1/2%
     Convertible Senior Notes Due 2014 to the extent such Indebtedness is permitted under clause (1) of the definition of the term "Permitted
     Indebtedness;" and

          (15) Liens securing Refinancing Indebtedness which is incurred to
     Refinance any Indebtedness which has been secured by a Lien permitted to be incurred under Section 8.2 and which has been incurred in accordance with
     Section 8.3; PROVIDED, however, that such Liens: (i) are no less favorable to the Banks and are not more favorable to the lienholders with respect to such Liens than the Liens in respect of the Indebtedness being Refinanced;

                                      -23-

     and (ii) do not extend to or cover any property or assets of the Borrower or any of its Subsidiaries not securing the Indebtedness so Refinanced.

          "PERMITTED SUBORDINATED DEBT" has the meaning set forth in the definition of the term "Permitted Indebtedness."

          "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, the Empire Group, a trust, an unincorporated association, a joint venture or other entity or a government or an agency or political subdivision thereof.

          "PLAN" shall mean any "employee benefit plan" (within the meaning of
Section 3(3) of ERISA) maintained by the Borrower or any ERISA Affiliate of the
Borrower or any such plan to which the Borrower or any ERISA Affiliate is or has been required to contribute on behalf of any of its employees, other than a
Multiemployer Plan.

          "PLEDGE AGREEMENT" shall mean a pledge agreement executed by the Loan
Parties set forth therein, substantially in the form of Exhibit C to this
Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "PROPERTY" shall mean any property owned, leased, controlled, used or operated in the past, present or future by any Loan Party or Subsidiary.

          "PURCHASING BANKS" - Section 12.4(d).

          "QUALIFIED CAPITAL STOCK" shall mean any Capital Stock that is not
Disqualified Capital Stock.

          "REAL PROPERTY" shall mean any fee, leasehold or other estate or interest in real property.

          "RECORDING ACT" - Section 10.15.

          "REFINANCE" shall mean, in respect of any security or Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue a security or Indebtedness in exchange or replacement for, such security or Indebtedness in whole or in part. "Refinanced" and "Refinancing"
shall have correlative meanings.

          "REFINANCING INDEBTEDNESS" shall mean any Refinancing by the Borrower or any Subsidiary of the Borrower of Indebtedness incurred in accordance with
Section 8.3 or clauses (1), (3) or (10) of the definition of Permitted
Indebtedness, in each case that does not:

          (1) have an aggregate principal amount (or, if such Indebtedness is issued with original issue discount, an aggregate offering price) greater than the sum of (x) the aggregate principal amount of the Indebtedness being Refinanced (or, if such Indebtedness being Refinanced is issued with original issue discount, the aggregate accreted value) as of the date of such proposed Refinancing plus (y) the amount of fees, expenses, premium,

                                      -24-

     defeasance costs and accrued but unpaid interest relating to the
     Refinancing of such Indebtedness being Refinanced;

          (2) create Indebtedness with: (a) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness
     being Refinanced; or (b) a final maturity earlier than the final maturity of the Indebtedness being Refinanced or;

          (3) affect the security, if any, for such Refinancing Indebtedness
     (except to the extent that less security is granted to holders of such
     Refinancing Indebtedness).

If such Indebtedness being Refinanced is subordinate or junior by its terms to the Loans, then such Refinancing Indebtedness shall be subordinate by its terms to the Loans at least to the same extent and in the same manner as the
Indebtedness being Refinanced.

          "RELEASE" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, pouring, emptying, escaping, dumping, discarding, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any property, including without limitation the movement of Contaminants through, on or in the air, soil, surface water or groundwater or the abandonment or discarding of barrels, containers and other closed receptacles containing any Contaminant.

          "REMEDIAL ACTION" shall mean all actions taken or required to be taken to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment, (ii) prevent a Release or condition that is reasonably likely to result in a Release or minimize further release of
Contaminants so they do not migrate or endanger or threaten to endanger present or future public health or welfare or the indoor or outdoor environment, (iii)
perform pre-remedial studies and investigations and post-remedial monitoring and care, or (iv) otherwise cure any violation of any Environmental Laws.

          "REPLACEMENT ASSET" shall mean (x) with respect to an item of equipment Transferred by a Loan Party (to the extent permitted by Section 8.8 hereof), the same or a similar asset which performs substantially the same task purchased or expected to be purchased with the Net Proceeds from such Transfer, and (y) with respect to an insured item of equipment that has been damaged or destroyed, the same or a similar asset which performs substantially the same task purchased or expected to be purchased with the insurance proceeds paid or payable with respect to such damage or destruction.

          "REPORTABLE EVENT" shall mean a Reportable Event described in Section
4043 of ERISA and the regulations issued thereunder.

          "REQUIRED BANKS" as of a particular date shall mean (a) if no Loans shall be outstanding, Banks whose Loan Commitments aggregate at least 66-2/3% of the Total Loan Commitments or (b) if any Loans shall be outstanding, the holders of at least 66-2/3% of the aggregate unpaid principal amount of all Loans at the particular time outstanding.

          "RESERVE ACCOUNT" - Section 2.4(a).

                                      -25-

          "RESERVE ACCOUNT AMOUNT" shall mean, as of any date, an amount equal to the amount on deposit in the Reserve Account on such date, after giving effect to all deposits, transfers and withdrawals from the Reserve Account on such date.

          "RESERVE ACCOUNT TERMINATION DATE" - Section 2.4(a).

          "ROUTINE ENVIRONMENTAL COSTS" shall mean, for any Fiscal Year,
Environmental Costs incurred by the Empire Group during such period which do not exceed the amount of environmental expenditures for such Fiscal Year set forth in the business plan most recently delivered to the Agent pursuant to Section
7.1(j).

          "SEC" shall mean the United States Securities and Exchange Commission.

          "SEC DOCUMENTS" shall mean all reports and registration statements filed by the Borrower with the SEC pursuant to the Securities Act of 1933, as amended, or the Exchange Act prior to the Closing Date.

          "SECURITY AGREEMENT" shall mean, a security agreement executed by the
Loan Parties set forth therein, substantially in the form of Exhibit B to this
Agreement, covering all of such Persons' present and future personal property
(including, without limitation, leases, chattel paper, general intangibles, contract rights, equipment, instruments, cash, accounts receivable and inventory), as the same from time to time may be amended, restated, supplemented or otherwise modified.

          "SECURITY DOCUMENTS" shall be the collective reference to (i) each of the agreements and other documents pursuant to which Collateral is intended to be granted, directly or indirectly, to the Agent on behalf of the Banks, (ii)
each agreement and other document entered into after the Closing Date (including without limitation pursuant to Sections 7.18) pursuant to which Collateral is intended to be granted, directly or indirectly, to the Agent on behalf of the
Banks, (iii) those sections to this Agreement pursuant to which the Reserve
Account is established, and (iv)all amendments, supplements or other modifications to such agreements, documents and sections or replacements thereof. Notwithstanding the foregoing and without limiting the generality thereof, the Security Agreement, the Pledge Agreement and the Mortgages shall be considered Security Documents. However, as to a Loan Party thereto, the term
"Security Document" shall not include any such document as to which such Loan
Party is released from all its obligations thereunder by the Agent or the Banks in accordance with the terms hereof or thereof or which, by its terms, has expired.

          "SOLVENT" shall mean, with respect to any Person, that, as of any date of determination, the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount that will be required to pay all "liabilities of such Person, contingent or otherwise", as of such date
(as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors) as such debts become absolute and matured; and that, as of such date, such Person is able to pay all Indebtedness for Borrowed Money of such Person as such Indebtedness for
Borrowed Money matures.

          "S& P" shall mean Standard &  Poor's Ratings Group.

                                      -26-

          "SUBSIDIARY" of any Person shall mean any other firm, corporation, partnership, trust or other unincorporated organization or association or other enterprise, 50% or more of the indicia of equity rights (whether capital stock or otherwise) of which is at the time owned, directly or indirectly, by such
Person and/or by one or more of such Person's Subsidiaries. Unless the context indicates otherwise, references to Subsidiaries shall refer to Subsidiaries of the Borrower.

          "TAXES" - Section 5.2.

          "TERMINATION EVENT" shall mean (i) a Reportable Event described in
Section 4043 of ERISA and the regulations issued thereunder (other than a
Reportable Event not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the Borrower or any of their respective ERISA Affiliates from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (iii)
the issuance of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or
(iv) receipt by the Borrower or any ERISA Affiliate of the Borrower of notice of the PBGC's intention to terminate any Pension Plan or to have a trustee or the
PBGC appointed to administer any Pension Plan or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

          "TOTAL LOAN COMMITMENT" shall mean the sum of the Loan Commitments of all the Banks, as in effect from time to time.

          "TRANSACTION DATE" has the meaning set forth in the definition of the term "Consolidated Fixed Charge Coverage Ratio."

          "TRANSFER" shall mean any sale, conveyance, lease or other disposition
(and "Transferred", "Transferring" and other variations thereof shall have correlative meanings).

          "TRANSFER OF THE MONTICELLO LAND" shall mean any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer, including by way of dividend or distribution, by the Borrower or any of its
Subsidiaries to any Person other than the Borrower or a Guarantor of all or any portion of the portion of the Monticello Land upon which the Monticello Raceway or any video gaming machines are located.

          "TRANSFER SUPPLEMENT" - Section 12.4(d).

          "TRUST LAND" shall mean the 29.31 acres of land in Monticello, New
York which are to be used for the development of the Cayuga Catskill Resort and which are to be transferred to the United States in trust for the Cayuga Nation of New York.

          "UCC" - Section 10.15.

          "UNITED STATES" or "U.S." shall mean the United States of America.

                                      -27-

          "VOTING STOCK" means, with respect to any Person, securities of any class or classes of Capital Stock of such Person entitling the holders thereof
(whether at all times or only so long as no senior class of stock has voting power by reason of any contingency) to vote in the election of members of the
Board of Directors (or equivalent governing body) of such Person.

          "WEIGHTED AVERAGE LIFE TO MATURITY" means, when applied to any
Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the sum of the total of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii)
the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

          "WHOLLY OWNED SUBSIDIARY" of any Person shall mean any Subsidiary of such Person of which all the outstanding Capital Stock are owned by such Person or any Wholly Owned Subsidiary of such Person.

          "WRITTEN," "IN WRITING" and other variations thereof shall mean any form of written communication or a communication by means of telex, telecopier, telegraph, cable or electronic mail.